UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22747

ALPS SERIES TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Richard C. Noyes, Esq., Secretary

ALPS Series Trust

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and address of agent for service)

(303) 623-2577

(Registrant’s telephone number, including area code)

Copy to:

Peter Schwartz, Esq.

David Graham & Stubbs LLP

1550 17th Street, Suite 500,

Denver, CO 80202

Date of fiscal year end:	September 30

Date of reporting period:	December 31, 2018

Item 1. Schedule of Investments.

AMERICAN INDEPENDENCE KANSAS TAX-EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS

December 31, 2018 (UNAUDITED)

Security Description	Principal	Value (Note 2)
MUNICIPAL BONDS (97.40%)
Education (28.82%)
Barton Community College, Certificate Participation Bonds
4.00%, 12/01/32	$555,000	$592,435
4.00%, 12/01/34	250,000	263,257
Bourbon County Unified School District No. 234-Fort Scott, General Obligation Unlimited Bonds, 5.00%, 09/01/25	355,000	402,769
Butler County Unified School District No. 385 Andover, General Obligation Unlimited Bonds
4.00%, 09/01/30	690,000	750,499
4.00%, 09/01/31	500,000	541,045
5.00%, 09/01/34	2,000,000	2,303,020
Butler County Unified School District No. 490 El Dorado, General Obligation Unlimited Bonds, 4.00%, 09/01/36	500,000	523,160
Dodge City Community College, Revenue Bonds, 5.13%, 04/01/30	250,000	259,957
Douglas County Unified School District No. 497 Lawrence, General Obligation Unlimited Bonds
4.00%, 09/01/31	1,500,000	1,636,335
4.00%, 09/01/33	500,000	526,105
Finney County Unified School District No. 457 Garden City, General Obligation Unlimited Bonds, 4.00%, 09/01/31	500,000	528,015
Ford County Unified School District No. 443 Dodge City, General Obligation Unlimited Bonds, 4.00%, 03/01/34	1,000,000	1,051,150
Franklin County Unified School District No. 290 Ottawa, General Obligation Unlimited Bonds
4.00%, 09/01/40	250,000	256,613
5.00%, 09/01/31	1,715,000	1,956,180
5.00%, 09/01/32	150,000	170,800
5.00%, 09/01/33	1,000,000	1,136,710
Geary County Unified School District No. 475, General Obligation Unlimited Bonds, 4.00%, 09/01/38	2,000,000	2,075,760
Hutchinson Community College & Area Vocational School, Certificate Participation Bonds,	1,700,000	1,729,920
4.00%, 10/01/37
Johnson & Miami Counties Unified School District No. 230 Spring Hills, General Obligation Unlimited Bonds
4.00%, 09/01/33	1,000,000	1,059,520
4.00%, 09/01/35	1,000,000	1,051,160
5.25%, 09/01/29	1,500,000	1,619,595
Johnson County Unified School District No. 233 Olathe, General Obligation Unlimited Bonds
4.00%, 09/01/31	1,000,000	1,070,080
4.00%, 09/01/33	175,000	184,697
4.00%, 09/01/33	730,000	769,690
4.00%, 09/01/35	790,000	826,166
4.00%, 09/01/36	480,000	499,637

Johnson County Unified School District No. 512 Shawnee Mission, General Obligation Unlimited Bonds, 5.00%, 10/01/32	1,000,000	1,154,240
Kansas Development Finance Authority, Revenue Bonds, 4.00%, 05/01/34	1,000,000	1,040,110
Leavenworth County Unified School District No. 453, General Obligation Unlimited Bonds
4.00%, 09/01/36	1,000,000	1,051,860
5.25%, 09/01/23	60,000	61,353
Leavenworth County Unified School District No. 458, General Obligation Unlimited Bonds
5.00%, 09/01/29	395,000	403,394
5.00%, 09/01/30	215,000	219,569
Rice County Unified School District No. 376 Sterling, General Obligation Unlimited Bonds
5.25%, 09/01/35	165,000	168,643
5.25%, 09/01/35	335,000	342,397
Riley County Unified School District No. 383 Manhattan-Ogden, General Obligation Unlimited Bonds, 5.00%, 09/01/23	1,000,000	1,020,450
Scott County Unified School District No. 466 Scott City, General Obligation Unlimited Bonds,	1,000,000	1,019,310
4.00%, 09/01/37
Sedgwick County Unified School District No. 259 Wichita, General Obligation Unlimited Bonds, 3.00%, 10/01/21	500,000	513,550
Sedgwick County Unified School District No. 260 Derby, General Obligation Unlimited Bonds, 5.00%, 10/01/29	340,000	378,172
Sedgwick County Unified School District No. 261 Haysville, General Obligation Unlimited Bonds
5.00%, 11/01/19	20,000	20,055
5.00%, 11/01/23	5,000	5,013
Sedgwick County Unified School District No. 262 Valley Center, General Obligation Unlimited Bonds
4.00%, 09/01/30	500,000	526,640
5.00%, 09/01/33	750,000	841,223
Sedgwick County Unified School District No. 264 Clearwater, General Obligation Unlimited Bonds, 4.00%, 09/01/29	530,000	570,153
Sedgwick County Unified School District No. 265 Goddard, General Obligation Unlimited Bonds, 5.00%, 10/01/24	370,000	426,255
Sedgwick County Unified School District No. 266 Maize, General Obligation Unlimited Bonds, 5.00%, 09/01/21	500,000	539,755
Seward County Unified School District No. 480 Liberal, General Obligation Unlimited Bonds, 5.00%, 09/01/29	1,500,000	1,717,845
Shawne County Unified School District No. 437 Auburn - Washburn, General Obligation Unlimited Bonds, 3.95%, 09/01/28	825,000	853,471
Sumner County Unified School District No. 353 Wellington, General Obligation Unlimited Bonds, 5.00%, 09/01/26	230,000	256,107
Washburn University/Topeka, Revenue Bonds
4.00%, 07/01/41	330,000	337,966
5.00%, 07/01/35	500,000	564,275
Wyandotte County Unified School District No. 500 Kansas City, General ObligationUnlimited Bonds, 5.00%, 09/01/30	500,000	582,100
		38,398,181

General Obligation (29.71%)
Ashland Public Building Commission, Revenue Bonds
4.00%, 09/01/19	100,000	100,810
4.00%, 09/01/20	110,000	112,106
5.00%, 09/01/35	720,000	755,302
City of Abilene, General Obligation Unlimited Bonds
4.30%, 09/01/27	150,000	156,031
4.60%, 09/01/30	500,000	522,545
City of Abilene, Revenue Bonds
4.00%, 12/01/29	325,000	351,033
4.00%, 12/01/31	445,000	474,895
City of Dodge City, Revenue Bonds, 4.00%, 06/01/24	230,000	249,417
City of Haysville, Certificate Participation Bonds, 4.13%, 11/01/32	460,000	462,291
City of Junction City, General Obligation Unlimited Bonds, 4.50%, 09/01/31	1,000,000	1,027,860
City of Lawrence, General Obligation Unlimited Bonds
4.00%, 09/01/30	470,000	514,058
4.00%, 09/01/31	445,000	483,817
City of Leawood, General Obligation Unlimited Bonds, 5.00%, 09/01/25	665,000	784,281
City of Manhattan, General Obligation Unlimited Bonds, 5.00%, 11/01/25	570,000	669,864
City of Merriam, General Obligation Unlimited Bonds, 5.00%, 10/01/27	1,670,000	2,029,685
City of Newton, General Obligation Unlimited Bonds, 4.00%, 09/01/23	250,000	269,480
City of Olathe, General Obligation Unlimited Bonds
4.00%, 10/01/28	1,315,000	1,454,035
5.00%, 10/01/24	535,000	607,284
City of Park City, General Obligation Unlimited Bonds, 5.38%, 12/01/25	5,000	5,087
City of Phillipsburg, Revenue Bonds, 4.50%, 10/01/28	545,000	563,835
City of Shawnee, General Obligation Unlimited Bonds, 4.00%, 12/01/27	425,000	462,749
City of Topeka, General Obligation Unlimited Bonds, 4.50%, 08/15/30	450,000	456,350
City of Wichita, General Obligation Unlimited Bonds
4.00%, 06/01/26	475,000	493,102
4.00%, 06/01/27	780,000	809,726
4.00%, 12/01/29	250,000	261,395
4.00%, 06/01/30	820,000	904,263
5.00%, 12/01/25	500,000	591,055
County of Clay, General Obligation Unlimited Bonds, 4.00%, 10/01/36	750,000	784,432
County of Johnson, General Obligation Unlimited Bonds
3.00%, 09/01/30	400,000	401,096
4.00%, 09/01/28	1,125,000	1,229,366
County of Scott, General Obligation Unlimited Bonds, 5.00%, 04/01/28	500,000	519,465
Crawford County Public Building Commission, Revenue Bonds, 5.38%, 09/01/24	1,300,000	1,330,368
Johnson County Public Building Commission, Revenue Bonds
4.00%, 09/01/24	500,000	517,660
4.00%, 09/01/29	650,000	715,195
4.00%, 09/01/31	1,500,000	1,635,180
4.50%, 09/01/27	955,000	1,011,698

Kansas Development Finance Authority, Revenue Bonds
4.00%, 10/01/20	250,000	258,305
4.75%, 09/01/34	360,000	366,149
5.00%, 04/01/25	800,000	888,896
5.00%, 04/01/26	1,485,000	1,647,474
5.00%, 11/01/29	2,060,000	2,110,264
5.00%, 04/01/31	1,000,000	1,100,040
5.00%, 04/01/34	2,000,000	2,193,320
5.25%, 11/15/21	25,000	25,698
5.25%, 11/15/21	1,275,000	1,309,285
5.50%, 11/15/22	20,000	20,601
5.50%, 11/15/22	980,000	1,009,557
Overland Park Transportation Development District, Revenue Bonds, 5.90%, 04/01/32	975,000	999,706
Unified Government of Greeley County, General Obligation Unlimited Bonds
4.00%, 12/01/29	250,000	264,215
4.00%, 12/01/32	100,000	103,916
Wyandotte County-Kansas City Unified Government, General Obligation Unlimited Bonds
4.00%, 08/01/30	500,000	515,765
4.00%, 08/01/31	930,000	978,425
5.00%, 08/01/29	1,000,000	1,047,310
Wyandotte County-Kansas City Unified Government, Revenue Bonds
4.88%, 10/01/28	400,000	385,392
5.00%, 12/01/23	570,000	641,638
		39,582,772

Health Care (11.81%)
Allen County Public Building Commission, Revenue Bonds
5.05%, 12/01/31	1,310,000	1,460,100
5.15%, 12/01/36	500,000	559,160
City of Manhattan, Revenue Bonds, 5.00%, 11/15/29	680,000	737,820
City of Olathe, Revenue Bonds	450,000	467,585
4.00%, 09/01/30
City of Wichita, Revenue Bonds
4.75%, 11/15/24	810,000	830,226
5.00%, 11/15/29	1,570,000	1,701,927
County of Franklin, Certificate Participation Bonds, 4.75%, 09/01/21	525,000	525,572
Kansas Development Finance Authority, Revenue Bonds
4.00%, 04/01/24	230,000	235,506
4.50%, 04/01/22	225,000	232,128
5.00%, 02/01/22	555,000	572,777
5.00%, 11/15/27	1,000,000	1,024,930
5.00%, 04/01/29	650,000	674,726
5.00%, 11/15/32	1,500,000	1,614,285
5.00%, 11/15/34	350,000	376,197
5.00%, 05/15/35	330,000	333,907
5.25%, 01/01/25	200,000	206,388
5.25%, 11/15/30	250,000	256,830
5.38%, 03/01/30	1,000,000	1,036,400

Lyon County Public Building Commission, Revenue Bonds, 5.00%, 12/01/35	1,335,000	1,495,801
Pawnee County Public Building Commission, Revenue Bonds, 4.00%, 02/15/31	145,000	147,764
University of Kansas Hospital Authority, Revenue Bonds
5.00%, 09/01/28	250,000	285,815
5.00%, 09/01/30	350,000	396,711
5.00%, 09/01/31	500,000	564,785
		15,737,340

Housing (2.59%)
La Cygne Public Building Commission, Revenue Bonds, 5.00%, 11/01/29	375,000	383,662
Pratt County Public Building Commission, Revenue Bonds, 3.25%, 12/01/32	655,000	655,066
Topeka Public Building Commission, Revenue Bonds, 5.00%, 06/01/27	2,355,000	2,407,846
		3,446,574

Transportation (7.32%)
Kansas Turnpike Authority, Revenue Bonds, 4.00%, 09/01/26	1,000,000	1,027,530
State of Kansas Department of Transportation, Revenue Bonds
5.00%, 09/01/23	200,000	227,144
5.00%, 09/01/24	500,000	579,605
5.00%, 09/01/28	1,500,000	1,804,605
5.00%, 09/01/29	1,000,000	1,157,140
5.00%, 09/01/31	1,000,000	1,184,170
5.00%, 09/01/34	1,260,000	1,440,508
5.00%, 09/01/34	2,000,000	2,332,900
		9,753,602

Utilities (17.15%)
City of Lawrence Water & Sewage System, Revenue Bonds, 4.00%, 11/01/38	1,000,000	1,033,780
City of Olathe Water & Sewer System, Revenue Bonds, 4.00%, 07/01/24	250,000	273,280
City of Topeka Combined Utility, Revenue Bonds
3.38%, 08/01/32	1,335,000	1,339,152
3.50%, 08/01/33	2,285,000	2,294,734
4.00%, 08/01/26	2,600,000	2,726,646
4.50%, 08/01/33	650,000	657,852
City of Wichita Water & Sewer Utility, Revenue Bonds
3.25%, 10/01/31	1,070,000	1,073,756
4.00%, 10/01/29	1,000,000	1,037,940
4.00%, 10/01/30	1,000,000	1,037,940
5.00%, 10/01/25	1,000,000	1,079,140
5.00%, 10/01/28	2,650,000	2,855,295
Kansas Power Pool, Revenue Bonds
5.00%, 12/01/19	600,000	616,272
5.00%, 12/01/23	200,000	216,574
5.00%, 12/01/28	700,000	790,979
Kansas Rural Water Finance Authority, Revenue Bonds, 4.10%, 09/01/34	270,000	272,557

Wyandotte County-Kansas City Unified Government Utility System, Revenue Bonds
4.25%, 09/01/23	500,000	511,735
5.00%, 09/01/24	800,000	804,320
5.00%, 09/01/27	1,300,000	1,394,250
5.00%, 09/01/31	850,000	965,651
5.00%, 09/01/31	500,000	569,070
5.00%, 09/01/32	1,090,000	1,189,125
5.00%, 09/01/33	100,000	113,086
		22,853,134

TOTAL MUNICIPAL BONDS
(Cost $128,141,026)		129,771,603

	7 - Day Yield	Shares	Value
SHORT TERM INVESTMENT (1.58%)
Money Market Fund (1.58%)
Federated Treasury Obligations Fund, Institutional Shares	2.271%	2,099,734	$2,099,734

TOTAL SHORT TERM INVESTMENT
(Cost $2,099,734)			2,099,734
TOTAL INVESTMENTS (98.98%)
(Cost $130,240,760)			$131,871,337

Other Assets in Excess of Liabilities (1.02%)			1,357,805

NET ASSETS (100.00%)			$133,229,142

AMERICAN INDEPENDENCE GLOBAL TACTICAL ALLOCATION FUND

PORTFOLIO OF INVESTMENTS

December 31, 2018 (UNAUDITED)

Security Description	Shares	Value (Note 2)
EXCHANGE TRADED PRODUCTS (8.41%)
International Equity Exchange Traded Products (2.83%)
Global X Scientific Beta Asia ex-Japan ETF	1,000	$21,928
Global X Scientific Beta Europe ETF	11,094	243,867
Global X Scientific Beta Japan ETF	9,600	248,002
iShares Europe ETF	1,200	46,944
iShares MSCI Emerging Markets ETF	4,700	183,582
iShares MSCI Japan ETF	100	5,069
iShares MSCI Pacific ex Japan ETF	1,000	40,700
		790,092

International Fixed-Income Exchange Traded Products (5.10%)
Vanguard Total International Bond ETF	26,200	1,421,350

U.S. Equity Exchange Traded Products (0.48%)
Global X Scientific Beta US ETF	1,000	27,920
SPDR Doubleline Total Return Tactical ETF	1,700	80,529
SPDR® S&P 500® ETF Trust	100	24,992
		133,441
Total Exchange Traded Products (Cost $2,455,287)		2,344,883

	7 - Day Yield	Shares	Value
SHORT TERM INVESTMENT (91.24%)
Money Market Fund (91.24%)
Federated Government Obligations Fund, Premier Shares	2.264%	25,429,935	$25,429,935

TOTAL SHORT TERM INVESTMENT
(Cost $25,429,935)			25,429,935
TOTAL INVESTMENTS (99.65%)
(Cost $27,885,222)			$27,774,818

Other Assets in Excess of Liabilities (0.35%)			96,310

NET ASSETS (100.00%)			$27,871,128

Summary of Abbreviations

ETF - Exchange Traded Funds

Notes to Quarterly Portfolio of Investments

December 31, 2018 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This quarterly report describes the American Independence Global Tactical Allocation Fund (“Global Tactical Allocation Fund”) and the American Independence Kansas Tax-Exempt Bond Fund (“Kansas Tax- Exempt Bond Fund”) (each, a “Fund” and collectively, the “Funds”). The Global Tactical Allocation Fund’s primary investment objective is to seek to provide long-term capital appreciation, and is considered diversified. The Kansas Tax-Exempt Bond Fund’s primary investment objective is to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes, and is considered non-diversified. The Funds currently offer Institutional Class Shares and Class A Shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and shares of registered investment companies that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded or at fair value (see description below). Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2018:

Kansas Tax-Exempt Bond Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$129,771,603	$–	$129,771,603
Short Term Investment	2,099,734	–	–	2,099,734
TOTAL	$2,099,734	$129,771,603	$–	$131,871,337

Global Tactical Allocation Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
International Equity Exchange Traded Products	$790,092	$–	$–	$790,092
International Fixed-Income Exchange Traded Products	1,421,350	–	–	1,421,350
U.S. Equity Exchange Traded Products	133,441	–	–	133,441
Short Term Investment	25,429,935	–	–	25,429,935
TOTAL	$27,774,818	$–	$–	$27,774,818

There were no Level 3 securities held in either of the Funds during the period.

Cash & Cash Equivalents: The Funds consider their investment in a Federal Deposit Insurance Corporation (the “FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

Concentration of Credit Risk: Each Fund places its cash with a banking institution, which is insured by the FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

The Kansas Tax-Exempt Bond Fund invests primarily in debt obligations issued by the State of Kansas and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of Kansas specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

Trust Expenses: Some expenses of the Trust can be directly attributed to a Fund. Expenses that cannot be directly attributed to a Fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to a Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of each Fund are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis) for financial reporting purposes. Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned based on the effective yield method. Dividend income and realized gain distributions from underlying investments are recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to a Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: Distributions from net investment income for the Kansas Tax-Exempt Bond Fund are declared daily and paid monthly. Distributions from net investment income, if any, for the Global Tactical Allocation Fund are declared and paid quarterly. Distributions from net realized capital gains, if any, are distributed at least annually. Income dividend distributions are derived from interest, dividends and other income the Funds receive from their investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. A Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

BEACON ACCELERATED RETURN STRATEGY FUND

PORTFOLIO OF INVESTMENTS

December 31, 2018 (UNAUDITED)

Counterparty	Expiration Date	Strike Price	Contracts	Notional Value	Value (Note 2)
PURCHASED OPTION CONTRACTS (100.04%)
Call Option Contracts (100.04%)
S&P 500® Mini Index:
Jefferies	01/14/2019	$0.01	415	$10,403,428	$10,398,114
Jefferies	01/14/2019	279.38	415	10,403,428	819
Jefferies	02/14/2019	0.01	430	10,779,455	10,758,422
Jefferies	02/14/2019	271.27	430	10,779,455	42,854
Jefferies	03/14/2019	0.01	450	11,280,824	11,242,868
Jefferies	03/14/2019	275.98	450	11,280,825	53,839
Jefferies	04/12/2019	0.01	200	5,013,700	4,992,617
Jefferies	04/12/2019	268.35	200	5,013,700	74,911
Jefferies	05/14/2019	0.01	450	11,280,824	11,218,032
Jefferies	05/14/2019	270.50	450	11,280,825	191,125
Jefferies	06/14/2019	0.01	455	11,406,167	11,325,358
Jefferies	06/14/2019	276.97	455	11,406,167	157,123
Jefferies	07/12/2019	0.01	430	10,779,455	10,693,051
Jefferies	07/12/2019	279.74	430	10,779,455	153,220
Jefferies	08/14/2019	0.01	425	10,654,113	10,552,536
Jefferies	08/14/2019	281.20	425	10,654,113	171,684
Jefferies	09/13/2019	0.01	480	12,032,879	11,901,904
Jefferies	09/13/2019	270.25	115	2,882,878	92,297
Jefferies	09/13/2019	289.57	365	9,150,003	110,843
Jefferies	10/14/2019	0.01	425	10,654,113	10,528,087
Jefferies	10/14/2019	276.20	425	10,654,113	289,310
				208,569,920	104,949,014
TOTAL PURCHASED OPTION CONTRACTS
(Cost $120,117,507)				208,569,920	104,949,014

	7 - Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.83%)
Money Market Funds (1.83%)
BlackRock Liquidity Funds, T-Fund Portfolio(a)	1.74143%	928,972	928,972
Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class	2.26429%	988,798	988,798
			1,917,770
TOTAL SHORT TERM INVESTMENTS
(Cost $1,917,770)			1,917,770
TOTAL INVESTMENTS (101.87%)
(Cost $122,035,277)			$106,866,784
Total Liabilities in Excess of Other Assets (-1.87%)			(1,964,947)
NET ASSETS (100.00%)			$104,901,837

(a)	All or a portion is held as collateral at broker for written options.

WRITTEN OPTION CONTRACTS (0.60%)

Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value (Note 2)
Call Option Contracts - (0.60%)
S&P 500® Mini Index:
Jefferies	01/14/2019	$299.66	(830)	$396,488	$(20,806,855)	$(29)
Jefferies	02/14/2019	294.11	(860)	538,102	(21,558,910)	(4,696)
Jefferies	03/14/2019	298.42	(900)	564,932	(22,561,650)	(11,639)
Jefferies	04/12/2019	291.25	(400)	265,080	(10,027,400)	(20,372)
Jefferies	05/14/2019	292.50	(900)	527,131	(22,561,650)	(70,310)
Jefferies	06/14/2019	299.59	(910)	470,198	(22,812,335)	(62,731)
Jefferies	07/12/2019	301.00	(860)	480,482	(21,558,910)	(76,227)
Jefferies	08/14/2019	303.32	(850)	486,798	(21,308,225)	(90,840)
Jefferies	09/13/2019	292.57	(230)	156,555	(5,765,755)	(58,978)
Jefferies	09/13/2019	311.03	(730)	414,422	(18,300,005)	(64,176)
Jefferies	10/14/2019	300.16	(850)	597,299	(21,308,225)	(172,943)

TOTAL WRITTEN OPTION CONTRACTS				$4,897,487	$(208,569,920)	$(632,941)

BEACON PLANNED RETURN STRATEGY FUND

PORTFOLIO OF INVESTMENTS

December 31, 2018 (UNAUDITED)

Counterparty	Expiration Date	Strike Price	Contracts	Notional Value	Value (Note 2)
PURCHASED OPTION CONTRACTS (104.17%)
Call Option Contracts (93.50%)
S&P 500® Mini Index:
Jefferies	01/14/2019	$33.05	410	$10,278,085	$8,919,458
Jefferies	01/14/2019	33.35	820	20,556,170	17,814,338
Jefferies	01/14/2019	254.60	410	10,278,085	120,263
Jefferies	01/14/2019	255.63	820	20,556,170	206,299
Jefferies	02/14/2019	33.60	950	23,815,075	20,587,102
Jefferies	02/14/2019	35.35	270	6,768,495	5,803,962
Jefferies	02/14/2019	257.80	950	23,815,075	423,341
Jefferies	02/14/2019	271.50	270	6,768,495	26,137
Jefferies	03/14/2019	35.35	460	11,531,510	9,874,952
Jefferies	03/14/2019	35.94	775	19,428,088	16,591,643
Jefferies	03/14/2019	271.50	460	11,531,510	87,824
Jefferies	03/14/2019	275.50	775	19,428,088	97,566
Jefferies	04/12/2019	34.90	1,225	30,708,912	26,334,694
Jefferies	04/12/2019	267.60	1,225	30,708,912	485,958
Jefferies	05/14/2019	35.30	1,150	28,828,775	24,646,050
Jefferies	05/14/2019	270.80	1,150	28,828,775	478,472
Jefferies	06/14/2019	36.12	1,000	25,068,500	21,319,444
Jefferies	06/14/2019	276.97	1,000	25,068,500	345,326
Jefferies	07/12/2019	36.50	1,100	27,575,350	23,391,829
Jefferies	07/12/2019	280.00	1,100	27,575,350	385,673
Jefferies	08/14/2019	36.50	1,100	27,575,350	23,358,704
Jefferies	08/14/2019	281.40	1,100	27,575,350	439,412
Jefferies	09/13/2019	37.80	1,105	27,700,693	23,294,222
Jefferies	09/13/2019	289.70	1,105	27,700,693	333,147
Jefferies	10/14/2019	35.96	1,200	30,082,200	25,494,348
Jefferies	10/14/2019	276.95	1,200	30,082,199	789,738
Jefferies	11/14/2019	35.03	550	13,787,675	11,720,693
Jefferies	11/14/2019	270.50	550	13,787,675	518,640
				607,409,755	263,889,235
Put Option Contracts (10.67%)
S&P 500® Mini Index:
Jefferies	01/14/2019	254.60	410	10,278,085	275,893
Jefferies	01/14/2019	255.63	820	20,556,170	601,941
Jefferies	02/14/2019	257.80	950	23,815,075	1,071,534
Jefferies	02/14/2019	271.50	270	6,768,495	579,154
Jefferies	03/14/2019	271.50	460	11,531,510	1,023,106
Jefferies	03/14/2019	275.50	775	19,428,088	1,981,810
Jefferies	04/12/2019	267.60	1,225	30,708,912	2,463,974
Jefferies	05/14/2019	270.80	1,150	28,828,775	2,674,043
Jefferies	06/14/2019	276.97	1,000	25,068,500	2,847,105
Jefferies	07/12/2019	280.00	1,100	27,575,350	3,435,776
Jefferies	08/14/2019	281.40	1,100	27,575,350	3,615,963
Jefferies	09/13/2019	289.70	1,105	27,700,693	4,401,639
Jefferies	10/14/2019	276.95	1,200	30,082,200	3,664,603

Counterparty	Expiration Date	Strike Price	Contracts	Notional Value	Value (Note 2)
PURCHASED OPTION CONTRACTS (continued)
Put Option Contracts (continued)
Jefferies	11/14/2019	$270.50	550	$13,787,675	$1,476,375
				303,704,878	30,112,916
TOTAL PURCHASED OPTION CONTRACTS
(Cost $321,662,702)				911,114,633	294,002,151

	7 - Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.66%)
Money Market Funds (1.66%)
BlackRock Liquidity Funds, T-Fund Portfolio(a)	1.74143%	959,342	959,342
Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class	2.26429%	3,730,043	3,730,043
			4,689,385
TOTAL SHORT TERM INVESTMENTS
(Cost $4,689,385)			4,689,385
TOTAL INVESTMENTS (105.83%)
(Cost $326,352,087)			$298,691,536

Total Liabilities in Excess of Other Assets (-5.83%)			(16,460,664)

NET ASSETS (100.00%)			$282,230,872

(a)	All or a portion is held as collateral at broker for written options.

WRITTEN OPTION CONTRACTS (5.67%)

Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value (Note 2)
Put Option Contracts - (4.32%)
S&P 500® Mini Index:
Jefferies	01/14/2019	$229.14	(410)	$323,360	$(10,278,085)	$(24,941)
Jefferies	01/14/2019	230.07	(820)	658,416	(20,556,170)	(54,624)
Jefferies	02/14/2019	232.02	(950)	801,761	(23,815,075)	(251,557)
Jefferies	02/14/2019	244.35	(270)	239,942	(6,768,495)	(145,970)
Jefferies	03/14/2019	244.35	(460)	435,938	(11,531,510)	(329,965)
Jefferies	03/14/2019	247.95	(775)	689,517	(19,428,088)	(653,382)
Jefferies	04/12/2019	240.84	(1,225)	1,073,054	(30,708,912)	(902,297)
Jefferies	05/14/2019	243.72	(1,150)	890,909	(28,828,775)	(1,095,220)
Jefferies	06/14/2019	249.27	(1,000)	747,702	(25,068,500)	(1,266,156)
Jefferies	07/12/2019	252.00	(1,100)	804,058	(27,575,350)	(1,605,439)
Jefferies	08/14/2019	253.26	(1,100)	889,577	(27,575,350)	(1,765,896)
Jefferies	09/13/2019	260.73	(1,105)	791,961	(27,700,693)	(1,399,102)
Jefferies	10/14/2019	249.26	(1,200)	1,085,649	(30,082,200)	(1,896,969)
Jefferies	11/14/2019	243.45	(550)	530,584	(13,787,675)	(786,376)
				9,962,428	(303,704,878)	(12,177,894)
Call Option Contracts - (1.35%)
S&P 500® Mini Index:
Jefferies	01/14/2019	265.90	(820)	668,051	(20,556,170)	(27,865)
Jefferies	01/14/2019	267.75	(1,640)	1,384,082	(41,112,340)	(36,879)
Jefferies	02/14/2019	270.40	(1,900)	1,652,921	(47,630,150)	(211,201)
Jefferies	02/14/2019	284.72	(540)	569,535	(13,536,990)	(9,344)
Jefferies	03/14/2019	285.75	(920)	996,085	(23,063,020)	(39,348)
Jefferies	03/14/2019	288.48	(1,550)	1,644,094	(38,856,175)	(50,418)

Counterparty	Date	Price	Contracts	Received	Value	(Note 2)
Jefferies	04/12/2019	$280.25	(2,450)	$2,626,307	$(61,417,825)	$(333,308)
Jefferies	05/14/2019	283.13	(2,300)	2,126,828	(57,657,550)	(378,715)
Jefferies	06/14/2019	289.25	(2,000)	2,043,414	(50,137,000)	(288,265)
Jefferies	07/12/2019	292.00	(2,200)	2,158,117	(55,150,700)	(352,973)
Jefferies	08/14/2019	293.89	(2,200)	2,234,565	(55,150,700)	(419,883)
Jefferies	09/13/2019	302.10	(2,210)	2,025,932	(55,401,385)	(325,108)
Jefferies	10/14/2019	291.07	(2,400)	2,711,307	(60,164,400)	(795,477)
Jefferies	11/14/2019	285.49	(1,100)	1,321,877	(27,575,350)	(545,104)
				24,163,115	(607,409,755)	(3,813,888)

TOTAL WRITTEN OPTION CONTRACTS				$34,125,543	$(911,114,633)	$(15,991,782)

Notes to Quarterly Portfolio of Investments

December 31, 2018 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This quarterly report describes the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund (each, a “Fund” and collectively, the “Funds”). The Funds are non-diversified and the primary investment objectives are to deliver capital appreciation and generate positive alpha for the Beacon Accelerated Return Strategy Fund, and capital preservation and capital appreciation for Beacon Planned Return Strategy Fund. The Funds currently offer Institutional Class and Class A shares. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Flexible Exchange Options are valued based on price supplied by an independent third-party pricing service approved by the Board, which utilizes pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts on a given strike price.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three -tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2018:

Beacon Accelerated Return Strategy Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Purchased Option Contracts	$–	$104,949,014	$–	$104,949,014
Short Term Investments
Money Market Funds	1,917,770	–	–	1,917,770
TOTAL	$1,917,770	$104,949,014	$–	$106,866,784

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Written Options	$–	$(632,941)	$–	$(632,941)
TOTAL	$–	$(632,941)	$–	$(632,941)

Beacon Planned Return Strategy Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Purchased Option Contracts	$–	$294,002,151	$–	$294,002,151
Short Term Investments
Money Market Funds	4,689,385	–	–	4,689,385
TOTAL	$4,689,385	$294,002,151	$–	$298,691,536

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Written Options	$–	$(15,991,782)	$–	$(15,991,782)
TOTAL	$–	$(15,991,782)	$–	$(15,991,782)

The Funds recognize transfers between levels as of the end of the period. For the fiscal period ended December 31, 2018, the Funds did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Cash & Cash Equivalents: The Fund considers its investment in a FDIC insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Concentration of Credit Risk: The Funds place their cash with a banking institution, which is insured by Federal Deposit Insurance Corporation (FDIC). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Funds to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a Fund. Expenses that cannot be directly attributed to a Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to a Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the shareholder service plan for a particular class of a Fund are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis) for financial reporting purposes. Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to a Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Funds normally pay dividends, if any, and distribute capital gains, if any, on an annual basis. Income dividend distributions are derived from interest, dividends and other income the Funds receive from their investments, including short- term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. A Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

3. DERIVATIVE INSTRUMENTS

The Funds’ investment objectives permit the Funds to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency contracts, currency swaps and purchased and written options. In doing so, the Funds may employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for nonhedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the U.S. Commodity Futures Trading Commission, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

CLARKSTON PARTNERS FUND

PORTFOLIO OF INVESTMENTS

December 31, 2018 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (81.43%)
Consumer Discretionary (10.74%)
John Wiley & Sons, Inc., Class A	433,307	$20,352,430
Matthews International Corp., Class A	510,000	20,716,200
Nielsen Holdings PLC	1,600,000	37,328,000
Total Consumer Discretionary		78,396,630

Consumer Staples (7.16%)
McCormick & Co., Inc.	100,000	13,924,000
Molson Coors Brewing Co., Class B	382,000	21,453,120
Post Holdings, Inc.(a)	190,000	16,934,700
Total Consumer Staples		52,311,820
Financial Services (36.65%)
Affiliated Managers Group, Inc.	166,000	16,175,040
Artisan Partners Asset Management, Inc., Class A	685,000	15,145,350
Broadridge Financial Solutions, Inc.	200,000	19,250,000
Brown & Brown, Inc.	1,570,000	43,269,200
Legg Mason, Inc.	1,435,000	36,606,850
LPL Financial Holdings, Inc.	500,000	30,540,000
Markel Corp.(a)	12,000	12,456,600
The Western Union Co.	2,850,000	48,621,000
Willis Towers Watson PLC	300,000	45,558,000
Total Financial Services		267,622,040

Materials & Processing (1.86%)
Fastenal Co.	260,000	13,595,400
Total Materials & Processing		13,595,400

Producer Durables (19.84%)
Actuant Corp., Class A	1,061,219	22,274,987
CH Robinson Worldwide, Inc.	270,000	22,704,300
Graco, Inc.	165,000	6,905,250
Hillenbrand, Inc.	330,000	12,516,900
Landstar System, Inc.	205,000	19,612,350
Stericycle, Inc.(a)	1,262,000	46,302,780
Waters Corp.(a)	77,000	14,526,050
Total Producer Durables		144,842,617
Technology (5.18%)
CDK Global, Inc.	490,000	23,461,200
IHS Markit, Ltd.(a)	300,000	14,391,000
Total Technology		37,852,200

TOTAL COMMON STOCKS
(Cost $566,110,620)		594,620,707

TOTAL INVESTMENTS (81.43%)
(Cost 566,110,620)		$594,620,707

Other Assets In Excess Of Liabilities (18.57%)		135,627,413
NET ASSETS (100.00%)		$730,248,120

(a)	Non-income producing security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments

CLARKSTON FOUNDERS FUND

PORTFOLIO OF INVESTMENTS

December 31, 2018 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (76.60%)
Consumer Discretionary (6.47%)
LKQ Corp.(a)	21,000	$498,330
Nielsen Holdings PLC	64,000	1,493,120
Total Consumer Discretionary		1,991,450

Consumer Staples (9.23%)
McCormick & Co., Inc.	5,300	737,972
Molson Coors Brewing Co., Class B	16,200	909,792
Sysco Corp.	19,000	1,190,540
Total Consumer Staples		2,838,304

Financial Services (32.90%)
Affiliated Managers Group, Inc.	13,500	1,315,440
Broadridge Financial Solutions, Inc.	7,800	750,750
Brown & Brown, Inc.	56,000	1,543,360
The Charles Schwab Corp.	17,000	706,010
FactSet Research Systems, Inc.	1,500	300,195
Legg Mason, Inc.	50,500	1,288,255
Markel Corp.(a)	500	519,025
The Western Union Co.	110,000	1,876,600
Willis Towers Watson PLC	12,000	1,822,320
Total Financial Services		10,121,955

Health Care (5.05%)
AmerisourceBergen Corp.	4,000	297,600
DENTSPLY SIRONA, Inc.	10,000	372,100
McKesson Corp.	8,000	883,760
Total Health Care		1,553,460

Materials & Processing (2.04%)
Fastenal Co.	12,000	627,480
Total Materials & Processing		627,480

Producer Durables (16.05%)
CH Robinson Worldwide, Inc.	10,000	840,900
Cintas Corp.	3,000	503,970
Paychex, Inc.	11,000	716,650
Roper Technologies, Inc.	1,300	346,476
Stericycle, Inc.(a)	53,500	1,962,915
Waters Corp.(a)	3,000	565,950
Total Producer Durables		4,936,861

Technology (4.86%)
CDK Global, Inc.	18,700	895,356
IHS Markit, Ltd.(a)	12,500	599,625
Total Technology		1,494,981

TOTAL COMMON STOCKS
(Cost $24,630,491)		23,564,491

TOTAL INVESTMENTS (76.60%)
(Cost 24,630,491)	$23,564,491

Other Assets In Excess Of Liabilities (23.40%)	7,197,769
NET ASSETS (100.00%)	$30,762,260

(a)	Non-income producing security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments

CLARKSTON FUND

PORTFOLIO OF INVESTMENTS

December 31, 2018 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (91.56%)
Consumer Discretionary (5.23%)
Nielsen Holdings PLC	50,000	$1,166,500
The Walt Disney Co.	3,500	383,775
Total Consumer Discretionary		1,550,275

Consumer Staples (30.15%)
Anheuser-Busch InBev SA/NV, Sponsored ADR	22,000	1,447,820
Diageo PLC, Sponsored ADR	8,500	1,205,300
Mondelez International, Inc., Class A	15,000	600,450
Nestle SA, Sponsored ADR	12,000	971,520
PepsiCo, Inc.	12,000	1,325,760
The Procter & Gamble Co.	24,500	2,252,040
Sysco Corp.	18,000	1,127,880
Total Consumer Staples		8,930,770

Financial Services (24.36%)
American Express Co.	13,000	1,239,160
Capital One Financial Corp.	9,000	680,310
The Charles Schwab Corp.	18,000	747,540
Markel Corp.(a)	275	285,464
Mastercard, Inc., Class A	3,500	660,275
US Bancorp	11,500	525,550
The Western Union Co.	87,000	1,484,220
Willis Towers Watson PLC	10,500	1,594,530
Total Financial Services		7,217,049

Health Care (9.46%)
AmerisourceBergen Corp.	4,200	312,480
Johnson & Johnson	10,000	1,290,500
McKesson Corp.	5,100	563,397
Medtronic PLC	7,000	636,720
Total Health Care		2,803,097

Producer Durables (10.74%)
CH Robinson Worldwide, Inc.	6,500	546,585
General Electric Co.	245,000	1,854,650
United Parcel Service, Inc., Class B	8,000	780,240
Total Producer Durables		3,181,475

Technology (11.62%)
Cisco Systems, Inc.	26,500	1,148,245
International Business Machines Corp.	9,000	1,023,030
Microsoft Corp.	12,500	1,269,625
Total Technology		3,440,900

TOTAL COMMON STOCKS
(Cost $27,199,489)		27,123,566

Value (Note 2)
TOTAL INVESTMENTS (91.56%)
(Cost 27,199,489)	$27,123,566

Other Assets In Excess Of Liabilities (8.44%)	2,501,596
NET ASSETS (100.00%)	$29,625,162

(a)	Non-income producing security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments

CLARKSTON SELECT FUND

PORTFOLIO OF INVESTMENTS

December 31, 2018 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (90.02%)
Consumer Discretionary (4.77%)
Nielsen Holdings PLC	25,500	$594,915
Total Consumer Discretionary		594,915

Consumer Staples (30.15%)
Anheuser-Busch InBev SA/NV, Sponsored ADR	9,000	592,290
Diageo PLC, Sponsored ADR	3,200	453,760
Nestle SA, Sponsored ADR	5,500	445,280
PepsiCo, Inc.	6,000	662,880
The Procter & Gamble Co.	12,000	1,103,040
Sysco Corp.	8,000	501,280
Total Consumer Staples		3,758,530

Financial Services (14.81%)
American Express Co.	4,000	381,280
Capital One Financial Corp.	3,800	287,242
T Rowe Price Group, Inc.	3,000	276,960
US Bancorp	7,000	319,900
The Western Union Co.	34,000	580,040
Total Financial Services		1,845,422

Health Care (7.83%)
Johnson & Johnson	3,500	451,675
Pfizer, Inc.	12,000	523,800
Total Health Care		975,475

Materials & Processing (3.10%)
Fastenal Co.	7,400	386,946
Total Materials & Processing		386,946

Producer Durables (16.25%)
3M Co.	500	95,270
CH Robinson Worldwide, Inc.	3,000	252,270
General Electric Co.	97,000	734,290
Paychex, Inc.	8,500	553,775
United Parcel Service, Inc., Class B	4,000	390,120
Total Producer Durables		2,025,725

Technology (13.11%)
Cisco Systems, Inc.	13,000	563,290
International Business Machines Corp.	4,500	511,515
Microsoft Corp.	5,500	558,635
Total Technology		1,633,440

TOTAL COMMON STOCKS
(Cost $12,113,148)		11,220,453

Value (Note 2)
TOTAL INVESTMENTS (90.02%)
(Cost 12,113,148)	$11,220,453

Other Assets In Excess Of Liabilities (9.98%)	1,243,608
NET ASSETS (100.00%)	$12,464,061

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments

Notes to Quarterly Portfolio of Investments

December 31, 2018 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This quarterly report describes the Clarkston Partners Fund, the Clarkston Fund, the Clarkston Select Fund and the Clarkston Founders Fund (each, a “Fund” and collectively, the “Funds”). The Funds are non-diversified and the primary investment objectives are to achieve long-term capital appreciation, as well as current income for the Clarkston Select Fund. The Clarkston Partners Fund currently offers Founders Class shares and Institutional Class shares, and the Clarkston Fund, the Clarkston Select Fund and the Clarkston Founders Fund currently offer Institutional Class shares. Each share class for the Clarkston Partners Fund has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Funds’ assets are valued. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three- tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2018:

Clarkston Partners Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$78,396,630	$–	$–	$78,396,630
Consumer Staples	52,311,820	–	–	52,311,820
Financial Services	267,622,040	–	–	267,622,040
Materials & Processing	13,595,400	–	–	13,595,400
Producer Durables	144,842,617	–	–	144,842,617
Technology	37,852,200	–	–	37,852,200
Total	$594,620,707	$–	$–	$594,620,707

Clarkston Founders Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$1,991,450	$–	$–	$1,991,450
Consumer Staples	2,838,304	–	–	2,838,304
Financial Services	10,121,955	–	–	10,121,955
Health Care	1,553,460	–	–	1,553,460
Materials & Processing	627,480	–	–	627,480
Producer Durables	4,936,861	–	–	4,936,861
Technology	1,494,981	–	–	1,494,981
Total	$23,564,491	$–	$–	$23,564,491

Clarkston Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$1,550,275	$–	$–	$1,550,275
Consumer Staples	8,930,770	–	–	8,930,770
Financial Services	7,217,049	–	–	7,217,049
Health Care	2,803,097	–	–	2,803,097
Producer Durables	3,181,475	–	–	3,181,475
Technology	3,440,900	–	–	3,440,900
Total	$27,123,566	$–	$–	$27,123,566

Clarkston Select Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$594,915	$–	$–	$594,915
Consumer Staples	3,758,530	–	–	3,758,530
Financial Services	1,845,422	–	–	1,845,422
Health Care	975,475	–	–	975,475
Materials & Processing	386,946	–	–	386,946
Producer Durables	2,025,725	–	–	2,025,725
Technology	1,633,440	–	–	1,633,440
Total	$11,220,453	$–	$–	$11,220,453

There were no Level 3 securities held during the period.

Cash & Cash Equivalents: The Funds consider their investment in a FDIC insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

Concentration of Credit Risk: Each Fund places its cash with a banking institution, which is insured by Federal Deposit Insurance Corporation (FDIC). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a Fund. Expenses that cannot be directly attributed to a Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to a Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the shareholder service plan for a particular class of a Fund are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis) for financial reporting purposes. Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to a Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Clarkston Partners Fund, Clarkston Fund and Clarkston Founders Fund normally pay dividends, if any, and distribute capital gains, if any, on an annual basis. The Clarkston Select Fund normally pays dividends, if any, on a quarterly basis and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest, dividends and other income the Funds receive from their investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. A Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

DDJ OPPORTUNISTIC HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS

December 31, 2018 (UNAUDITED)

		Value
	Shares	(Note 2)
COMMON STOCKS (2.97%)
Consumer Discretionary (0.49%)
American Tire Distributor(a)(b)(c)(d)(e)	2,940	$62,534

Materials (2.48%)
Real Alloy Holding, Inc.(a)(b)(c)(d)(e)	3	107,865
Specialty Steel Holdco, Inc.(a)(c)(d)(e)	1	208,040
Total Materials		315,905

TOTAL COMMON STOCKS
(Cost $299,737)		378,439

	Rate	Maturity Date	Principal Amount	Value (Note 2)
BANK LOANS (33.58%)
Aerospace & Defense (0.07%)
Jazz Acquisition, Inc., Series Senior Secured	3M US L + 6.75%, 1.00% Floor	06/19/2022	10,000	$9,350
Total Aerospace & Defense				9,350

Communications (2.58%)
MH Sub I LLC, Series Amendment No. 2 Initial(a)(f)	1M US L + 7.50%, 1.00% Floor	09/15/2025	160,000	149,600
Ten-X LLC, Series Senior Secured(a)(d)(e)	1M US L + 8.00%, 1.00% Floor	09/29/2025	180,000	178,200
Total Communications				327,800

Consumer Discretionary (0.31%)
American Tire Distributors Exit Filo(a)(d)(e)(h)	Cash L + 6.00 + PIK 1.0%	09/01/2023	25,705	25,705
American Tire Distributors, Inc., Series Initial(h)	Cash L + 6.50 + PIK 1.50%, 1.00% Floor	09/01/2021	17,136	14,109
Total Consumer Discretionary				39,814

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Consumer, Cyclical (3.97%)
DexKo Global, Inc., Series B(a)	3M US L + 8.25%	07/24/2025	110,000	$110,000
KUEHG Corp, Series Tranche B	3M US L + 8.25%, 1.00% Floor	08/22/2025	70,000	70,525
Parq Holdings LP, Series Closing Date(a)(f)	3M US L + 7.50%, 1.00% Floor	12/17/2020	218,313	216,130
Truck Hero, Inc., Series Initial	1M US L + 8.25%, 1.00% Floor	04/21/2025	110,000	108,350
Total Consumer, Cyclical				505,005

Consumer, Non-cyclical (11.79%)
Aveanna Healthcare LLC, Series Initial(a)	1M US L + 8.00%, 1.00% Floor	03/17/2025	120,000	115,800
Aveanna Healthcare LLC, Series Incremental(a)(i)	1M US L + 5.50%, 1.00% Floor	03/15/2024	129,439	125,556
Dentalcorp of Canada ULC, Series Delayed Draw(i)	1M US L + 7.50%, 1.00% Floor	06/08/2026	20,000	19,700
Lanai Holdings III, Inc., Series Initial(a)(e)	3M US L + 8.50%, 1.00% Floor	08/28/2023	160,000	146,400
Learning Care Group No. 2, Inc., Series Initial(a)(e)	1M US L + 7.50%, 1.00% Floor	03/13/2026	110,000	108,900
One Call Corp., Series Extended	1M US L + 5.25%, 1.00% Floor	11/27/2022	305,931	271,973
Packaging Coordinators Midco, Inc., Series Initial(a)(d)	3M US L + 8.75%, 1.00% Floor	07/01/2024	160,000	158,400
Parfums Holding Co., Inc., Series Initial	3M US L + 8.75%, 1.00% Floor	06/30/2025	100,000	100,750
U.S. Renal Care, Inc., Series Initial(f)	L + 4.25%, 1.00% Floor	12/30/2022	130,000	124,183
U.S. Renal Care, Inc., Series Senior Secured	3M US L + 8.00%, 1.00% Floor	12/29/2023	350,000	335,999
Total Consumer, Non-cyclical				1,507,661

Energy (0.55%)
Foresight Energy LLC, Series Senior Secured	3M US L + 5.75%, 1.00% Floor	03/28/2022	71,539	70,407
Total Energy				70,407

Financials (4.32%)
Asurion LLC, Series Replacement B-2(f)	1M US L + 6.50%	08/04/2025	465,000	461,224
Zest Acquisition Corp., Series Initial(a)	3M US L + 7.50%, 1.00% Floor	03/13/2026	90,000	88,200
Total Financials				549,424

Health Care (1.88%)
Dentalcorp Perfect Smile ULC, Series Initial(f)	1M US L + 7.50%, 1.00% Floor	06/08/2026	88,600	87,271
PharMerica Corp., Series Initial(a)	1M US L + 7.75%	12/05/2025	70,000	66,850
Regionalcare Hospital Partners Holdings, Inc., Series B	L + 4.50%	11/16/2025	90,000	85,641
Total Health Care				239,762

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Industrials (2.85%)
Deliver Buyer, Inc., Series Senior Secured	3M US L + 5.00%, 1.00% Floor	05/01/2024	79,596	$78,402
Engineered Machinery Holdings, Inc., Series Initial	3M US L + 7.25%, 1.00% Floor	07/18/2025	165,812	163,739
Utex Industries, Inc., Series Initial	1M US L + 7.25%, 1.00% Floor	05/20/2022	140,000	121,100
Total Industrials				363,241

Materials (0.07%)
Miami Valley Steel Service, Inc., Series Senior Secured(a)(d)(e)	3M US L + 9.00%, 1.00% Floor	01/20/2023	8,990	8,990
Total Materials				8,990

Technology (5.19%)
Evergreen Skills Lux S.A R.L., Series Initial	1M US L + 4.75%, 1.00% Floor	04/28/2021	240,992	196,306
Evergreen Skills Lux S.A R.L., Series Initial	1M US L + 8.25%, 1.00% Floor	04/28/2022	59,990	33,695
Masergy Holdings, Inc., Series Initial	3M US L + 7.50%, 1.00% Floor	12/16/2024	125,585	123,493
Optiv, Inc., Series Initial(a)	1M US L + 7.25%, 1.00% Floor	01/31/2025	50,000	45,500
Peak 10 Holding Corp., Series Initial	3M US L + 7.25%, 1.00% Floor	08/01/2025	110,000	99,275
TierPoint LLC, Series Initial	1M US L + 7.25%, 1.00% Floor	05/05/2025	170,000	161,394
Total Technology				659,663

TOTAL BANK LOANS
(Cost $4,423,558)				4,281,117

HIGH YIELD BONDS AND NOTES (54.57%)
Basic Materials (2.32%)
Big River Steel LLC / BRS Finance Corp.(g)	7.250%	09/01/2025	50,000	$49,750
Cornerstone Chemical Co.(g)	6.750%	08/15/2024	200,000	176,500
Northwest Acquisitions ULC / Dominion Finco, Inc.(g)	7.125%	11/01/2022	70,000	69,372
Total Basic Materials				295,622

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Communications (6.09%)
CenturyLink, Inc., Series G	6.875%	01/15/2028	180,000	$159,300
GTT Communications, Inc.(g)	7.875%	12/31/2024	360,000	313,199
Sirius XM Radio, Inc.(g)	5.375%	07/15/2026	70,000	65,713
Townsquare Media, Inc.(g)	6.500%	04/01/2023	120,000	110,850
ViaSat, Inc.(g)	5.625%	09/15/2025	50,000	46,250
Zayo Group LLC / Zayo Capital, Inc.	6.375%	05/15/2025	85,000	79,369
Total Communications				774,681

Consumer, Cyclical (6.09%)
Avantor, Inc.(g)	9.000%	10/01/2025	210,000	210,525
BCD Acquisition, Inc.(g)	9.625%	09/15/2023	100,000	103,250
Carlson Travel, Inc.(g)	9.500%	12/15/2024	210,000	191,625
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp.(g)	10.250%	11/15/2022	155,000	164,688
Sportsnet(a)(c)(d)(e)	10.250%	01/15/2025	100,000	105,000
Total Consumer, Cyclical				775,088

Consumer, Non-cyclical (14.62%)
Eagle Holding Co. II LLC(g)(h)	Cash 7.625% + PIK 8.375%	05/15/2022	230,000	220,225
High Ridge Brands Co.(g)	8.875%	03/15/2025	125,000	55,625
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.(g)	7.875%	10/01/2022	95,000	86,925
MPH Acquisition Holdings, LLC(g)	7.125%	06/01/2024	280,000	261,800
One Call Corp., Series AI(e)	7.500%	07/01/2024	64,000	59,840
One Call Corp., Series AI	10.000%	10/01/2024	166,000	131,970
Polaris Intermediate Corp.(g)(h)	8.500%	12/01/2022	190,000	174,015
RegionalCare Hospital Partners Holdings, Inc.(g)	8.250%	05/01/2023	145,000	146,994
Surgery Center Holdings, Inc.(g)	6.750%	07/01/2025	175,000	149,625
Team Health Holdings, Inc.(g)	6.375%	02/01/2025	230,000	188,888
Vizient, Inc.(g)	10.375%	03/01/2024	235,000	249,688
West Street Merger Sub, Inc.(g)	6.375%	09/01/2025	150,000	133,500
Total Consumer, Non-cyclical				1,859,095

Diversified (1.62%)
Trident Merger Sub, Inc.(g)	6.625%	11/01/2025	230,000	205,850
Total Diversified				205,850

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Energy (3.49%)
Foresight Energy LLC / Foresight Energy(f)(g)	11.500%	04/01/2023	250,000	$213,750
MEG Energy Corp.(g)	6.375%	01/30/2023	20,000	18,975
MEG Energy Corp.(g)	7.000%	03/31/2024	220,000	211,200
Total Energy				443,925

Financials (9.31%)
Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer(e)(g)	8.250%	08/01/2023	330,000	328,967
AssuredPartners, Inc.(g)	7.000%	08/15/2025	320,000	290,010
NFP Corp.(g)	6.875%	07/15/2025	170,000	153,000
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC(g)	7.125%	12/15/2024	125,000	103,125
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC	8.250%	10/15/2023	280,000	245,000
USIS Merger Sub, Inc.(g)	6.875%	05/01/2025	70,000	64,502
Total Financials				1,184,604

Industrials (6.19%)
JPW Industries Holding Corp.(g)	9.000%	10/01/2024	160,000	154,800
Material Sciences Corp.(a)(c)(d)(e)(h)	L + 8.25 or PIK 2.00%	01/09/2024	107,945	107,945
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc.(g)	8.625%	06/01/2021	180,000	162,450
Plastipak Holdings, Inc.(g)	6.250%	10/15/2025	240,000	213,600
TransDigm, Inc.	6.375%	06/15/2026	160,000	149,400
Total Industrials				788,195

Materials (3.84%)
Century Aluminum Co.(g)	7.500%	06/01/2021	150,000	148,500
Real Alloy Holding, Inc.(a)(c)(d)(e)(h)	3M US L +10.00% or PIK L+12.00%, 1.00% Floor	11/28/2023	130,000	130,000

Specialty Steel Holdco, Inc.(a)(d)(e)	11.620%	11/15/2022	210,000	210,000
Total Materials				488,500

Technology (1.00%)
West Corp.(g)	8.500%	10/15/2025	160,000	127,200
Total Technology				127,200

TOTAL HIGH YIELD BONDS AND NOTES
(Cost $7,338,602)				6,942,760

	Shares	Value (Note 2)
Warrant (0.16%)
Industrials (0.16%)
Material Sciences Corp., Strike Price: $0.01, Expires 12/22/2036(a)(b)(c)(d)(e)	5,549	$20,531

TOTAL Warrant
(Cost $9,863)		20,531

TOTAL INVESTMENTS (91.28%)
(Cost $12,071,760)		$11,622,847

Other Assets In Excess Of Liabilities (8.72%)		1,101,588

NET ASSETS (100.00%)		$12,724,435

(a)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.

(b)	Non-income producing security.
(c)	Security deemed to be restricted as of December 31, 2018. As of December 31, 2018, the market value of restricted securities in the aggregate was $741,915, representing 5.83% of the Fund’s net assets. Additional information on restricted securities can be found in the Notes to Quarterly Portfolio of Investments.
(d)	Fair valued security under the procedures approved by the Fund's Board of Trustees.
(e)	Security deemed to be illiquid under the procedures approved by the Fund's Board of Trustees. As of December 31, 2018, the market value of illiquid securities in the aggregate was $1,808,917, representing 14.22% of the Fund's net assets.
(f)	All or a portion of this position has not settled as of December 31, 2018. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.
(g)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the market value of securities restricted under Rule 144A in the aggregate was $5,564,936, representing 43.73% of the Fund's net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board unless indicated as illiquid as denoted in footnote (e).
(h)	Payment in-kind.
(i)	A portion of these positions were not funded as of December 31, 2018. The Fund had approximately $37,885 in unfunded commitments pursuant to Delayed Draw Term Loan facilities. The Portfolio of Investments records each of these investments as fully funded and accordingly, a corresponding payable for investments purchased has also been recorded which represents the actual unfunded amount on the balance sheet date.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment in-kind

LIBOR Rates:

1M US L - 1 Month LIBOR as of December 31, 2018 was 2.51%

3M US L - 3 Month LIBOR as of December 31, 2018 was 2.81%

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund's management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

Notes to Quarterly Portfolio of Investments

December 31, 2018 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This quarterly report describes the DDJ Opportunistic High Yield Fund (the “Fund”). The Fund is diversified, and its primary investment objective is overall total return consisting of a high level of current income together with long-term capital appreciation. The Fund currently offers Class I shares, Class II shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more third party pricing services or dealers.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2018:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$–	$–	$62,534	$62,534
Materials	–	–	315,905	315,905
Bank Loans
Aerospace & Defense	–	9,350	–	9,350
Communications	–	–	327,800	327,800
Consumer Discretionary	–	14,109	25,705	39,814
Consumer, Cyclical	–	178,875	326,130	505,005
Consumer, Non-cyclical	–	852,605	655,056	1,507,661
Energy	–	70,407	–	70,407
Financials	–	461,224	88,200	549,424
Health Care	–	172,912	66,850	239,762
Industrials	–	363,241	–	363,241
Materials	–	–	8,990	8,990
Technology	–	614,163	45,500	659,663
High Yield Bonds And Notes
Basic Materials	–	295,622	–	295,622
Communications	–	774,681	–	774,681
Consumer, Cyclical	–	670,088	105,000	775,088
Consumer, Non-cyclical	–	1,859,095	–	1,859,095
Diversified	–	205,850	–	205,850
Energy	–	443,925	–	443,925
Financials	–	1,184,604	–	1,184,604
Industrials	–	680,250	107,945	788,195
Materials	–	148,500	340,000	488,500
Technology	–	127,200	–	127,200
Warrant
Industrials	–	–	20,531	20,531
TOTAL	$–	$9,126,701	$2,496,146	$11,622,847

The Fund recognizes transfers between levels as of the end of the period. For the period ended December 31, 2018, the Fund did not have any transfers between Level 1 and Level 2 securities. The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

DDJ Opportunistic High Yield Fund	Common Stock	Bank Loans	High Yield Bonds	Warrant	Total
Balance as of September 30, 2018	$376,551	$1,751,283	$550,445	$19,532	$2,697,811
Accrued discount/ premium	-	785	40	-	825
Change in Unrealized Appreciation/(Depreciation)	(60,645)	(29,314)	2,460	999	(86,500)
Purchases	62,533	85,105	-	-	147,638
Sales Proceeds	-	(404)	-	-	(404)
Transfer into Level 3	-	350,150	-	-	350,150
Transfer out of Level 3	-	(613,374)	-	-	(613,374)
Balance as of December 31, 2018	$378,439	$1,544,231	$552,945	$20,531	$2,496,146

Information about Level 3 measurements as of December 31, 2018:

Asset Class	Market Value	Valuation Technique	Unobservable Input(s)(a)	Value/Range
Common Stock	$378,439	Market Analysis, Discounted Cash Flow Analysis	Discount Rate, EBITDA Multiple	13.8%-16.5% /4.75x-7.5x
Bank Loans	$1,172,936	Third-Party Vendor Pricing Service	Vendor Quotes	N/A
Bank Loans	$371,295	Market Analysis	Market Data of Similar Companies	N/A
High Yield Bonds	$552,945	Market Analysis	Market Data of Similar Companies	N/A
Warrant	$20,531	Market Analysis, Discounted Cash Flow Analysis	Discount Rate, EBITDA Multiple	12.2%/5.75x

(a)	A change to an unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Market Data of Similar Companies	Increase	Decrease
Vendor Quotes	Increase	Decrease
Discount Rate	Decrease	Increase
EBITDA Multiple	Increase	Decrease
Intrinsic Value	Increase	Decrease

Cash & Cash Equivalents: The Fund considers its investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses that cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis) for financial reporting purposes. Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its investment advisor has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Loan Assignments: The Fund acquires loans via loan assignments. The Fund considers loans acquired via assignment to be investments in debt instruments. When the Fund purchases loans from lenders via assignment, the Fund will acquire direct rights against the borrower on the loan except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Loans and debt instruments are subject to credit risk. Credit risk relates to the ability of the borrower under such fixed income instruments to make interest and principal payments as they become due.

As of December 31, 2018, the Fund held $4,281,117, or 33.6% of the Fund’s net assets, in loans acquired via assignments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. In such a market, the value of such investments and the Fund’s share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high yield securities in particular may be less liquid than for higher quality fixed income securities and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Restricted Securities: Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by its holders or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s investment advisor or pursuant to the Fund’s fair value policy, subject to oversight by the Board of Trustees. The Fund has acquired certain securities, the sale of which is restricted under applicable provisions of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized by any sale conducted in the near term, and the difference could be material.

Restricted securities under Rule 144A, including the aggregate value and percentage of net assets that such securities represent of the Fund, have been identified in the Portfolio of Investments.

INSIGNIA MACRO FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS

December 31, 2018 (UNAUDITED)

	Principal Amount	Value (Note 2)
ASSET-BACKED SECURITIES (20.26%)
Automobile (11.57%)
Ally Auto Receivables Trust
Series 2015-1, 1.750% 05/15/2020	$161,041	$160,956
Ally Master Owner Trust
Series 2015-2, 1.830% 01/15/2021	95,000	94,950
CarMax Auto Owner Trust
Series 2016-2, 1.520% 10/15/2019	56,343	56,005
Series 2015-4, 1.560% 05/15/2019	96,840	96,488
Ford Credit Auto Owner Trust
Series 2016-A, 1.390% 07/15/2020	37,717	37,616
Series 2014-C, 1.970% 04/15/2020	150,417	150,319
Ford Credit Floorplan Master Owner Trust
Series 2016-1, 1.760% 02/15/2019	160,000	159,702
Series 2016-5, 1M US L + 0.46% 11/15/2019(a)	170,000	170,135
Honda Auto Receivables Trust
Series 2016-4, 1.210% 12/18/2019	263,419	261,074
Hyundai Auto Receivables Trust
Series 2015-C, 1.460% 02/18/2020	2,206	2,204
Series 2016-A, 1.560% 09/15/2020	143,045	142,514
Series 2017-B, 1.570% 08/17/2020	37,583	37,469
Mercedes-Benz Auto Receivables Trust
Series 2016-1, 1.260% 11/15/2019	86,408	85,740
Nissan Auto Receivables Owner Trust
Series 2016-C, 1.180% 11/15/2019	96,023	95,132
Series 2016-A, 1.340% 10/15/2020	103,330	102,793
Series 2016-A, 1M US L + 0.64% 06/15/2019(a)	125,000	125,119
Toyota Auto Receivables Owner Trust
Series 2016-D, 1.230% 10/15/2020	275,836	273,949
World Omni Auto Receivables Trust
Series 2015-B, 1.490% 12/15/2020	32,526	32,474
Series 2015-A, 2.040% 01/18/2022	100,000	99,763
Total Automobile		2,184,402

Credit Card (8.69%)
Bank of America Credit Card Trust
Series 2014-A1, 1M US L + 0.38% 01/15/2019(a)	360,000	360,030
Capital One Multi-Asset Execution Trust
Series 2016-A3, 1.340% 06/15/2019	320,000	317,566
Chase Issuance Trust
Series 2016-A2, 1.370% 06/15/2019	420,000	416,881
Citibank Credit Card Issuance Trust
Series 2017-A2, 1.740% 01/17/2019	390,000	389,752
Discover Card Execution Note Trust
Series 2016-A2, 1M US L + 0.54% 03/15/2019(a)	155,000	155,111
Total Credit Card		1,639,340

TOTAL ASSET-BACKED SECURITIES
(Cost $3,829,075)		3,823,742

CORPORATE BONDS (47.85%)
Communications (3.46%)
AT&T, Inc., Sr. Unsec. Notes
3M US L + 0.93% 06/30/2020(a)	455,000	454,685

	Principal Amount	Value (Note 2)
Communications (continued)
Warner Media LLC, Sr. Unsec. Notes
2.100% 06/01/2019	$200,000	$199,091
Total Communications		653,776

Consumer Discretionary (2.66%)
General Motors Co., Sr. Unsec. Notes
3M US L + 0.80% 08/07/2020(a)	105,000	103,965
Newell Brands, Inc., Sr. Unsec. Notes
2.600% 03/29/2019	221,000	220,645
Whirlpool Corp., Sr. Unsec. Notes
2.400% 03/01/2019	177,000	176,764
Total Consumer Discretionary		501,374

Consumer Staples (5.72%)
Constellation Brands, Inc., Sr. Unsec. Notes
2.000% 11/07/2019	173,000	163,487
Dollar Tree, Inc., Sr. Unsec. Notes
3M US L + 0.70% 04/17/2020(a)	105,000	104,350
Kraft Heinz Foods Co., Sr. Unsec. Notes
3M US L + 0.42% 08/09/2019(a)	200,000	199,504
Kroger Co., Sr. Unsec. Notes
2.000% 01/15/2019	250,000	249,890
Tyson Foods, Inc., Sr. Unsec. Notes
3M US L + 0.55% 06/02/2020(a)	285,000	283,501
Walgreens Boots Alliance, Inc., Sr. Unsec. Notes
2.700% 11/18/2019	78,000	77,573
Total Consumer Staples		1,078,305

Energy (1.49%)
Enbridge Energy Partners LP, Sr. Unsec. Notes
5.200% 03/15/2020	76,000	77,637
EnLink Midstream Partners LP, Sr. Unsec. Notes
2.700% 04/01/2019	130,000	129,196
Phillips 66, Sr. Unsec. Notes
3M US L + 0.60% 02/26/2021(a)	75,000	74,184
Total Energy		281,017

Financials (21.95%)
Alexandria Real Estate Equities, Inc., Sr. Unsec. Notes
2.750% 01/15/2020	100,000	99,233
American Express Credit Corp., Sr. Unsec. Notes
Series F, 3M US L + 1.05% 09/14/2020(a)	195,000	196,353
Bank of America Corp., Sr. Unsec. Notes
3M US L + 1.00% 04/24/2023(a)	290,000	287,047
Barclays Bank PLC, Sr. Unsec. Notes
Series GMTN, 3M US L + 0.55% 08/07/2019(a)	180,000	179,970
BB&T Corp., Sr. Unsec. Notes
Series C, 2.250% 02/01/2019	175,000	174,895
Branch Banking & Trust Co., Sr. Unsec. Notes
3M US L + 0.45% 01/15/2020(a)	250,000	249,897
Charles Schwab Corp., Sr. Unsec. Notes
3M US L + 0.32% 05/21/2021(a)	115,000	114,559

	Principal Amount	Value (Note 2)
Financials (continued)
Citigroup, Inc., Sr. Unsec. Notes
3M US L + 1.07% 12/08/2021(a)	$290,000	$289,861
Credit Suisse AG, Unsecured
5.400% 01/14/2020	90,000	91,405
Goldman Sachs Group, Inc., Sr. Unsec. Notes
Series FRN, 3M US L + 1.77% 02/25/2021(a)	340,000	344,731
International Lease Finance Corp., Sr. Unsec. Notes
5.875% 04/01/2019	145,000	145,601
Jefferies Group LLC, Sr. Unsec. Notes
8.500% 07/15/2019	130,000	133,419
JPMorgan Chase & Co., Sr. Unsec. Notes
3M US L + 1.48% 03/01/2021(a)	455,000	460,969
Nomura Holdings, Inc., Sr. Unsec. Notes
Series GMTN, 2.750% 03/19/2019	195,000	194,843
Senior Housing Properties Trust, Sr. Unsec. Notes
3.250% 05/01/2019	195,000	194,042
Sumitomo Mitsui Financial Group, Inc., Sr. Unsec. Notes
3M US L + 1.68% 03/09/2021(a)	285,000	290,577
Toronto-Dominion Bank, Sr. Unsec. Notes
3M US L + 0.15% 10/24/2019(a)	245,000	244,343
VEREIT Operating Partnership LP, Sr. Unsec. Notes
3.000% 02/06/2019	160,000	159,908
Wells Fargo & Co., Sr. Unsec. Notes
2.125% 04/22/2019	195,000	194,434
Welltower, Inc., Sr. Unsec. Notes
4.125% 04/01/2019	95,000	95,028
Total Financials		4,141,115

Health Care (3.83%)
Allergan Funding SCS, Sr. Unsec. Notes
3M US L + 1.225% 03/12/2020(a)	395,000	396,269
Becton Dickinson and Co., Sr. Unsec. Notes
3M US L + 0.875% 12/29/2020(a)	130,000	128,730
Shire Acquisitions Investments Ireland DAC, Sr. Unsec. Notes
1.900% 09/23/2019	80,000	78,894
Zimmer Biomet Holdings, Inc., Sr. Unsec. Notes
3M US L + 0.75% 03/19/2021(a)	120,000	118,914
Total Health Care		722,807

Industrials (3.22%)
Spirit AeroSystems, Inc., Sr. Unsec. Notes
3M US L + 0.80% 06/15/2021(a)	200,000	198,491
United Technologies Corp., Sr. Unsec. Notes
3M US L + 0.35% 11/01/2019(a)	410,000	409,534
Total Industrials		608,025

Materials (2.30%)
Eastman Chemical Co., Sr. Unsec. Notes
2.700% 01/15/2020	43,000	42,689
Monsanto Co., Sr. Unsec. Notes
2.125% 07/15/2019	80,000	79,170

	Principal Amount	Value (Note 2)
Materials (continued)
Vulcan Materials Co., Sr. Unsec. Notes
3M US L + 0.60% 06/15/2020(a)	$210,000	$208,722
3M US L + 0.65% 03/01/2021(a)	105,000	104,244
Total Materials		434,825

Technology (3.22%)
Equifax, Inc., Sr. Unsec. Notes
3M US L + 0.87% 08/15/2021(a)	214,000	211,645
Hewlett Packard Enterprise Co., Sr. Unsec. Notes
3.600% 10/15/2020	78,000	78,220
Moody's Corp., Sr. Unsec. Notes
2.750% 07/15/2019	171,000	171,048
Xilinx, Inc., Sr. Unsec. Notes
2.125% 03/15/2019	148,000	147,674
Total Technology		608,587

TOTAL CORPORATE BONDS
(Cost $9,066,653)		9,029,831

MORTGAGE-BACKED SECURITIES (2.75%)
Commercial (0.37%)
COMM Mortgage Trust
Series 2014-CR18, 2.924% 06/15/2019	69,311	69,181
U.S. Government Agency (2.38%)
Fannie Mae Connecticut Avenue Securities
Series 2017-C05, 1M US L + 0.55% 01/25/2030(a)	177,155	176,933
Series 2018-C05, 1M US L + 0.72% 01/25/2031(a)	86,464	86,292
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2018-HQA1, 1M US L + 0.70% 09/25/2030(a)	186,924	186,550
Total U.S. Government Agency		449,775

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $519,749)		518,956

U.S. TREASURY NOTES & BONDS (5.15%)

U.S. Treasury Note,
0.875% 04/15/2019	420,000	418,166
0.875% 09/15/2019	560,000	553,110

TOTAL U.S. TREASURY NOTES & BONDS
(Cost $971,345)		971,276

TOTAL INVESTMENTS (76.01%)
(Cost $14,386,822)		$14,343,805

Other Assets In Excess Of Liabilities (23.99%)		4,527,350	(b)

NET ASSETS (100.00%)		$18,871,155

(a)	Floating or variable rate security. The reference rate is described below. The rate in effect as of December 31, 2018 is based on the reference rate plus the displayed spread as of the security’s last reset date.

(b)	Includes cash which is being held as collateral for swap contracts.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

LIBOR Rates:

1M US L - 1 Month LIBOR as of December 31, 2018 was 2.50%

3M US L - 3 Month LIBOR as of December 31, 2018 was 2.81%

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Quarterly Consolidated Portfolio of Investments.

TOTAL RETURN SWAP CONTRACTS

Total return swap with Deutsche Bank AG, London Branch. The swap provides exposure to the total returns on a basket of independent managers that is calculated on a daily basis with reference to a customized index that is also proprietary to Deutsche Bank. The basket is comprised of a diversified collection of global macroeconomic and managed futures trading strategies including discretionary and systematic trading programs. Under the terms of the swap, the Adviser has the ability to periodically adjust the notional level of the swap, the allocation to each manager and the mix of trading programs. The swap was effective on March 5, 2014 and has a term of five years unless earlier terminated. Early termination may be triggered by either party. In addition, the swap provides for a 0.50% fee paid to Deutsche Bank in exchange for the return on the custom basket. (Notional Value $18,831,642) (Value $19,313,427)

Exposure by Manager Underlying Manager	Exposure*	Strategy Description
H2O Asset Management	28.56%	Discretionary Macro | Fundamental
QMS Capital Management	23.66%	Quantitative | Fundamental & Technical Models
Quantitative Investment Mgmt.	17.52%	Quantitative | Technical Models
Milcom	17.31%	Quantitative | Technical Models
Abraham Trading Company	12.70%	Quantitative | Fundamental & Technical Models

Custom Index Exposure by Type

	Number of Contracts	Notional Amount	Percentage Value	Expiration Date
Agricultural Futures
Short
Corn Future	26.23	489,020	0.27%	3/14/2019
Soybeans Future	16.73	747,126	0.42%	3/14/2019
Sugar No.11 Future	27.74	374,742	0.21%	2/28/2019
	70.70	1,610,888	0.90%

Base Metal Futures
Long
Copper Future	7.02	461,873	0.26%	3/27/2019
	7.02	461,873	0.26%

Bond Futures
Long
10 year Australian Treasury Bond Future	38.42	27,767,475	15.55%	3/15/2019
10 year Italian Bond Future	24.89	3,637,935	2.04%	3/7/2019
10 year US Treasury Notes Future	29.86	3,637,848	2.04%	3/20/2019
3 year Australian Treasury Bond Future	22.30	4,809,013	2.69%	3/15/2019
Euro-BOBL Future	13.65	2,070,269	1.16%	3/7/2019
Euro-BUND Future	8.97	1,678,941	0.94%	3/7/2019
Long Gilt Future	25.72	4,040,067	2.26%	3/27/2019
	163.81	47,641,548	26.67%

Short
10 year Canadian Govt Bond Future	3.14	315,032	0.18%	3/20/2019
10 year Japanese Government Bond Future	0.29	401,994	0.23%	3/13/2019
2 year Euro-Schatz Future	136.47	17,485,892	9.79%	3/7/2019
2 year US Treasury Notes Future	12.13	2,573,816	1.44%	3/29/2019
30 year US Treasury Bonds Future	3.24	472,806	0.26%	3/20/2019
5 year US Treasury Notes Future	45.17	5,173,603	2.90%	3/29/2019
	200.44	26,423,143	14.79%

Energy Futures
Long
Light Sweet Crude Oil (WTI) Future	49.46	2,230,932	1.25%	2/20/2019
NY Harbour ULSD Future	5.09	353,925	0.20%	1/31/2019
	54.54	2,584,857	1.45%

Short
Brent Crude Monthly Future	9.52	504,449	0.28%	2/28/2019
Gasoil Monthly Future	6.94	343,991	0.19%	2/12/2019
Gasoline RBOB Future	6.67	361,508	0.20%	2/28/2019
Light Sweet Crude Oil (WTI) Future	72.82	3,264,152	1.83%	1/22/2019
NY Harbour ULSD Future	7.39	511,390	0.29%	2/28/2019
Henry Hub Natural Gas Future	11.28	344,496	0.19%	1/29/2019
	114.62	5,329,985	2.98%

Equity Futures
Long
DAX Index Future	3.29	994,988	0.56%	3/21/2019
DJ EURO STOXX Banks Future	264.06	1,301,114	0.73%	3/21/2019
E-Mini Nasdaq-100	6.40	807,016	0.45%	3/15/2019
TOPIX Future	2.41	326,333	0.18%	3/14/2019
S&P Canada 60 Index Future	3.52	438,650	0.25%	3/21/2019
DJ STOXX 600 Automobiles & Parts Future	12.70	318,339	0.18%	3/15/2019
	292.38	4,186,439	2.34%

Short
CME E-Mini Russell 2000 Index	20.99	1,397,314	0.78%	3/15/2019
E-Mini S&P 500	4.63	576,151	0.32%	3/15/2019
Nikkei 225 Future	3.47	629,515	0.35%	3/14/2019
SPI 200 Index	8.34	817,085	0.46%	3/21/2019
Hang Seng Index	2.78	458,492	0.26%	1/30/2019
	40.21	3,878,558	2.17%

FX Futures
Short
EUR/USD	4.57	658,764	0.37%	3/18/2019
GBP/USD	3.55	284,147	0.16%	3/18/2019
CAD/USD	7.76	569,968	0.32%	3/19/2019
AUD/USD	6.21	438,118	0.25%	3/18/2019
	22.10	1,950,998	1.09%

Interest Rate Futures
Short
3 month Euro (EURIBOR)	13.69	3,927,916	2.20%	12/16/2019
3 month Sterling	21.91	3,451,535	1.93%	12/18/2019
90 Day Bank Accepted Bill Future	1.89	319,115	0.18%	6/13/19
90 Day Bank Accepted Bill Future	3.52	594,005	0.33%	3/7/19
Eurodollar	142.41	34,654,917	19.40%	12/16/2019
Three Month Canadian Bankers Acceptance Future	8.61	1,541,683	0.86%	6/17/2019
	192.03	44,489,171	24.91%

OTC FX
Short
EUR		434,464	0.24%	12/31/2018
		434,464	0.24%

Precious Metal Futures
Long
Gold	2.48	318,221	0.18%	2/26/2019
Palladium	2.63	314,769	0.18%	3/27/2019
	5.11	632,990	0.35%

Short
Silver	5.14	398,564	0.22%	3/27/2019
	5.14	398,564	0.22%

Unrealized Appreciation
$481,785

Notes to Quarterly Consolidated Portfolio of Investments

December 31, 2018 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This quarterly report describes the Insignia Macro Fund (the “Fund”). The Fund’s primary investment objective is to seek long-term risk- adjusted total return. The Fund currently offers Class A shares and Class I shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

Basis of Consolidation: Insignia Global Macro Offshore Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on September 27, 2013 and is a wholly owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity-related investments on behalf of the Fund. The Fund is the sole shareholder of the Subsidiary, and it is intended that the Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, the investments of the Subsidiary are included in the Consolidated Portfolio of Investments of the Fund. All investments held by the Subsidiary are disclosed in the accounts of the Fund. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund when viewed on a consolidation basis. As of December 31, 2018, net assets of the Fund were $18,871,155, of which $4,441,947, or 23.54%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. The Fund and the Subsidiary are "commodity pools" under the U.S. Commodity Exchange Act, and the Adviser is a "commodity pool operator" registered with and regulated by the CFTC.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its consolidated financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or dealers that make markets in such securities. Total return swap contracts are stated at fair value daily based on the underlying futures, foreign currency and options contracts constituting the contracts' stated index, taking into account fees and expenses associated with the swap agreement.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker dealers that make a market in the security.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –  Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2018:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Asset-Backed Securities	$–	$3,823,742	$–	$3,823,742
Corporate Bonds
Communications	–	653,776	–	653,776
Consumer Discretionary	–	501,374	–	501,374
Consumer Staples	–	1,078,305	–	1,078,305
Energy	–	281,017	–	281,017
Financials	–	4,141,115	–	4,141,115
Health Care	–	722,807	–	722,807
Industrials	–	608,025	–	608,025
Materials	–	434,825	–	434,825
Technology	–	608,587	–	608,587
Mortgage-Backed Securities	–	518,956	–	518,956
U.S. Treasury Notes & Bonds	–	971,276	–	971,276
TOTAL	$–	$14,343,805	$–	$14,343,805

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets:
Total Return Swap Contracts	$–	$481,785	$–	$481,785
Total	$–	$481,785	$–	$481,785

There were no Level 3 securities held during the period.

Cash & Cash Equivalents: The Fund considers its investment in a FDIC insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by Federal Deposit Insurance Corporation (FDIC). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses that cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible re-evaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Foreign Exchange Transactions: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Distributions to Shareholders: The Fund normally pays dividends, if any, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

3. DERIVATIVE INSTRUMENTS

The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, total return swaps and structured notes. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than equity securities.

Swap Contracts: The Fund enters into swap transactions to seek to increase total return. A total return swap entered into by the Fund is a derivative contract that transfers the market risk of underlying portfolios of futures, forward currency and options contracts (considered the "index" within each total return swap contract) between counterparties. The "notional amount" of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk.

The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked-to- market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily based on the value of the index on which the total return swap is referenced, as defined within the total return swap agreement between the counterparties. The composition of the index may vary based on how the underlying portfolio of futures, forward currency and options contracts is traded. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. OTC swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors).

Generally, the basis of the OTC swaps is the unamortized premium received or paid. The periodic swap payments received or made by the Fund are recorded as realized gains or losses, respectively. Cash settlement transfers are recorded as prepaid swap premiums and are recognized as realized gains and losses at the termination of the swap. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. In addition, changes in notional value and any cash holding adjustments, which represent voluntary realizations by a Fund of swap value at any point in time, are also presented as net realized gain or loss on swap contracts. A corresponding asset or liability for "advance receipt on swap contracts" or "advance payment on swap contracts", respectively, is recorded for the gain or loss realized on changes in notional value. Total return swaps outstanding at period end, if any, are listed after the Fund's consolidated portfolio of investments.

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swap agreements held at December 31, 2018 are disclosed in the Consolidated Portfolio of Investments.

SEVEN CANYONS STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS

December 31, 2018 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (91.25%)
Air Freight & Logistics (1.81%)
FedEx Corp.	3,740	$603,374

Apparel Retail (1.84%)
Ross Stores, Inc.	7,368	613,018

Asset Management & Custody Banks (10.25%)
Ameriprise Financial, Inc.	3,650	380,950
Ares Capital Corp.	40,655	633,405
Ares Management Corp., Class A	32,100	570,738
Blackstone Group LP	6,500	193,765
Ellington Financial LLC	40,500	620,865
Fondul Proprietatea SA GDR(a)	20,000	210,000
KKR & Co., Inc., Class A	10,094	198,145
Solar Capital, Ltd.	32,140	616,767
Total Asset Management & Custody Banks		3,424,635

Auto Parts & Equipment (0.88%)
Aptiv PLC	4,800	295,536

Broadcasting (0.95%)
CBS Corp., Class B	7,260	317,407

Cable & Satellite (5.13%)
Comcast Corp., Class A	36,200	1,232,610
Naspers, Ltd., Class N	2,400	482,464
Total Cable & Satellite		1,715,074

Consumer Finance (3.63%)
SLM Corp.(b)	26,600	221,046
Transaction Capital, Ltd.	515,000	608,873
Unifin Financiera SAB de CV SOFOM ENR	179,467	381,824
Total Consumer Finance		1,211,743

Data Processing & Outsourced Services (7.73%)
Mastercard, Inc., Class A	6,885	1,298,855
Visa, Inc.	9,725	1,283,117
Total Data Processing & Outsourced Services		2,581,972

Department Stores (0.42%)
Matahari Department Store Tbk PT	363,500	141,242

Diversified Banks (2.66%)
Secure Trust Bank PLC	21,621	327,942
TBC Bank Group PLC	28,890	560,450
Total Diversified Banks		888,392

	Shares	Value (Note 2)
Diversified REITs (3.65%)
Colony Capital, Inc.	94,500	$442,260
Star Asia Capital Corp.(b)(c)(d)(e)(f)(g)	355,714	775,456
Total Diversified REITs		1,217,716

Diversified Support Services (0.16%)
Self Storage Group ASA(b)	28,081	52,612

Drug Retail (2.74%)
Walgreens Boots Alliance, Inc.	13,379	914,187

Financial Exchanges & Data (0.07%)
MSCI, Inc.	91	13,416
OTC Markets Group, Inc., Class A	300	8,712
Warsaw Stock Exchange	100	980
Total Financial Exchanges & Data		23,108

Health Care Distributors (0.03%)
McKesson Corp.	100	11,047

Health Care Services (1.93%)
CVS Health Corp.	9,866	646,420

Home Improvement Retail (3.60%)
Home Depot, Inc.	7,000	1,202,740

Homebuilding (0.33%)
Dom Development SA	6,590	110,938

Hotels, Resorts & Cruise Lines (1.80%)
Extended Stay America, Inc.	38,858	602,299

Hypermarkets & Super Centers (0.35%)
Metro Retail Stores Group, Inc.	2,442,000	115,633

Industrial Machinery (1.61%)
Skellerup Holdings, Ltd.	76,378	103,555
Snap-on, Inc.	3,000	435,870
Total Industrial Machinery		539,425

Integrated Oil & Gas (2.85%)
Suncor Energy, Inc.	34,074	951,686

IT Consulting & Other Services (3.64%)
Cognizant Technology Solutions Corp., Class A	19,150	1,215,642

Leisure Products (1.14%)
Photo-Me International PLC	334,000	380,165

	Shares	Value (Note 2)
Managed Health Care (3.83%)
UnitedHealth Group, Inc.	5,140	$1,280,477

Mortgage REITs (4.57%)
Arbor Realty Trust, Inc.	90	906
Blackstone Mortgage Trust, Inc., Class A	150	4,779
Granite Point Mortgage Trust, Inc.	100	1,803
Great Ajax Corp.	53,600	645,880
Starwood Property Trust, Inc.	44,300	873,153
Total Mortgage REITs		1,526,521

Movies & Entertainment (0.89%)
Twenty-First Century Fox, Inc., Class B	6,200	296,236

Oil & Gas Equipment & Services (0.55%)
Ocean Yield ASA	26,600	182,122

Oil & Gas Storage & Transportation (3.75%)
Golar LNG Partners LP	30,500	329,400
Magellan Midstream Partners LP	16,171	922,717
Total Oil & Gas Storage & Transportation		1,252,117

Personal Products (2.66%)
Herbalife Nutrition, Ltd.(b)	7,200	424,440
Nu Skin Enterprises, Inc., Class A	7,571	464,329
Total Personal Products		888,769

Railroads (2.83%)
Canadian National Railway Co.	12,767	945,555

Retail REITs (1.15%)
Simon Property Group, Inc.	2,285	383,857

Semiconductor Equipment (1.77%)
BE Semiconductor Industries NV	18,955	401,300
Micro-Mechanics Holdings, Ltd.	155,000	191,056
Total Semiconductor Equipment		592,356

Semiconductors (5.81%)
Microchip Technology, Inc.	14,550	1,046,436
QUALCOMM, Inc.	3,500	199,185
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	18,815	694,462
Total Semiconductors		1,940,083

Specialty Stores (1.77%)
Tractor Supply Co.	7,100	592,424

Trading Companies & Distributors (1.12%)
MSC Industrial Direct Co., Inc., Class A	4,630	356,139

	Shares	Value (Note 2)
Trading Companies & Distributors (continued)
Triton International, Ltd.	100	$3,107
WW Grainger, Inc.	49	13,836
Total Trading Companies & Distributors		373,082

Transport-Services (1.04%)
Jetpak Top Holding AB(b)	69,444	348,672

Wireless Telecommunication Services (0.31%)
Safaricom PLC	482,800	105,183

TOTAL COMMON STOCKS
(Cost $29,010,555)		30,483,465

RIGHTS (0.18%)
Personal Products (0.18%)
Herbalife Nutrition, Ltd.(b)(c)(d)(e)(f)(g)	14,761	$59,930

TOTAL RIGHTS
(Cost $–)		59,930

	7-Day Yield	Shares	Value
Short Term Investment (8.70%)
Money Market Fund (8.70%)
State Street Institutional US Government Money Market Fund	2.183%	2,904,894	2,904,894

TOTAL SHORT TERM INVESTMENT
(Cost $2,904,894)			2,904,894

TOTAL INVESTMENTS (100.13%)
(Cost $31,915,449)			$33,448,289

Liabilities in Excess of Other Assets (-0.13%)			(41,949)
NET ASSETS (100.00%)			$33,406,340

(a)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of December 31, 2018, the aggregate value of those securities was $210,000, representing 0.63% of net assets.
(b)	Non-income producing security.
(c)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also Notes to Quarterly Portfolio of Investments for additional information.
(d)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of December 31, 2018, these securities had an aggregate value of $835,386 or 2.50% of total net assets.

(e)	Security deemed to be restricted as of December 31, 2018. As of December 31, 2018, the market value of restricted securities in the aggregate was $835,386 representing 2.50% of the Fund's net assets. Additional information on restricted securities can be found in Notes to Quarterly Portfolio of Investments.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, these securities had a total aggregate market value of $835,386 representing 2.50% of net assets.
(g)	Illiquid security.

ADR -American Depositary Receipt.

GDR - Global Depositary Receipt.

REIT - Real Estate Investment Trust.

At December 31, 2018, Seven Canyons Strategic Income Fund's investments, excluding short-term investments, were in the following countries:

Country	% of Net Assets
Bermuda	0.0(a)
Canada	6.2
Georgia	1.8
Great Britain	3.4
Indonesia	0.5
Ireland	1.0
Kenya	0.3
Mexico	1.3
Netherlands	1.3
New Zealand	0.3
Norway	0.8
Philippines	0.4
Poland	0.4
Romania	0.7
Singapore	0.6
South Africa	3.6
Sweden	1.1
Taiwan	2.3
United States	74.0
100.0%

(a)	Less than 0.005%.

SEVEN CANYONS WORLD INNOVATORS FUND

PORTFOLIO OF INVESTMENTS

December 31, 2018 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (83.11%)
Aerospace & Defense (1.95%)
Avon Rubber PLC	150,000	$2,389,878

Agricultural Products (3.05%)
BISI International Tbk PT	5,700,000	632,232
Vilmorin & Cie SA	48,000	3,107,275
Total Agricultural Products		3,739,507

Airport Services (0.17%)
AGP Corp.	29,500	209,936

Alternative Carriers (4.00%)
Gamma Communications PLC	472,679	4,398,084
NFON AG(a)	50,000	513,869
Total Alternative Carriers		4,911,953

Application Software (2.37%)
eGain Corp.(a)	204,281	1,342,126
Tracsis PLC	207,052	1,570,257
Total Application Software		2,912,383

Biotechnology (1.45%)
Abcam PLC	100,000	1,389,316
Bioventix PLC	10,000	390,665
Total Biotechnology		1,779,981

Broadcasting (0.53%)
Surya Citra Media Tbk PT	5,000,000	649,339

Computer & Electronics Retail (2.53%)
GAME Digital PLC(a)(b)	11,053,601	3,099,566

Construction Machinery & Heavy Trucks (0.53%)
Morita Holdings Corp.	40,000	655,445

Consumer Electronics (4.53%)
Fireangel Safety Technology Group PLC(a)	675,000	352,746
Roku, Inc.(a)	82,543	2,529,118
Sony Corp.	55,000	2,672,597
Total Consumer Electronics		5,554,461

Data Processing & Outsourced Services (1.91%)
My EG Services Bhd	4,068,500	959,900

	Shares	Value (Note 2)
Data Processing & Outsourced Services (continued)
Pagseguro Digital, Ltd., Class A(a)	73,551	$1,377,610
Total Data Processing & Outsourced Services		2,337,510

Distributors (0.01%)
Catur Sentosa Adiprana Tbk PT	254,100	9,277

Electronic Equipment & Instruments (3.18%)
Catapult Group International, Ltd.(a)	2,652,485	1,438,574
Eroad, Ltd.(a)	1,453,358	2,458,245
Total Electronic Equipment & Instruments		3,896,819

Fertilizers & Agricultural Chemicals (1.55%)
Nutrien, Ltd.	40,500	1,903,500

Financial Exchanges & Data (1.95%)
Infront ASA	779,808	2,389,974

Food Retail (1.60%)
BIM Birlesik Magazalar AS	42,000	690,411
Majestic Wine PLC	403,091	1,269,037
Total Food Retail		1,959,448

Health Care Distributors (0.42%)
PetIQ, Inc.(a)	22,000	516,340

Health Care Equipment (2.19%)
BioMerieux	10,000	658,807
DiaSorin SpA	24,000	1,944,109
Surgical Innovations Group PLC(a)	2,500,000	89,222
Total Health Care Equipment		2,692,138

Health Care Facilities (2.39%)
Japan Animal Referral Medical Center Co., Ltd.(a)	130,000	2,534,647
Mitra Keluarga Karyasehat Tbk PT(a)(c)	3,621,700	394,786
Total Health Care Facilities		2,929,433

Health Care Services (0.27%)
Integrated Diagnostics Holdings PLC(c)(d)	79,891	332,347

Health Care Supplies (3.16%)
Advanced Medical Solutions Group PLC	1,107,220	3,880,976

Health Care Technology (1.13%)
Computer Programs & Systems, Inc.	55,000	1,380,500

Home Improvement Retail (0.51%)
Italtile, Ltd.	643,393	626,064

	Shares	Value (Note 2)
Industrial Machinery (2.84%)
Skellerup Holdings, Ltd.	2,573,330	$3,488,984

Interactive Home Entertainment (8.70%)
Activision Blizzard, Inc.	26,731	1,244,863
Electronic Arts, Inc.(a)	8,000	631,280
Nintendo Co., Ltd.	21,000	5,610,921
Take-Two Interactive Software, Inc.(a)	31,000	3,191,140
Total Interactive Home Entertainment		10,678,204

Interactive Media & Services (1.99%)
Alphabet, Inc., Class A(a)	1,194	1,247,682
Kakao Corp.	13,000	1,200,036
Total Interactive Media & Services		2,447,718

Internet & Direct Marketing Retail (1.37%)
Kogan.com, Ltd.	700,000	1,676,353

Leisure Facilities (1.66%)
Goals Soccer Centres PLC(a)	2,217,500	2,035,029

Leisure Products (3.12%)
Bandai Namco Holdings, Inc.	32,000	1,437,891
Photo-Me International PLC	2,100,000	2,390,260
Total Leisure Products		3,828,151

Life Sciences Tools & Services (2.79%)
BBI Life Sciences Corp.(c)	2,800,500	822,572
Horizon Discovery Group PLC(a)	1,019,600	2,274,271
Tecan Group AG	1,700	330,003
Total Life Sciences Tools & Services		3,426,846

Movies & Entertainment (9.81%)
AFC Ajax NV(a)	84,000	1,400,336
Borussia Dortmund GmbH & Co. KGaA	220,000	2,007,699
Celtic PLC(a)	11,649	24,573
Cineplex, Inc.	130,000	2,422,502
Juventus Football Club SpA(a)	1,050,000	1,277,626
OL Groupe SA(a)	137,225	440,232
Spotify Technology SA(a)	5,500	624,250
Walt Disney Co.	35,000	3,837,750
Total Movies & Entertainment		12,034,968

Pharmaceuticals (0.19%)
Ouro Fino Saude Animal Participacoes SA	27,000	234,767

Publishing (4.00%)
New York Times Co.	220,000	4,903,800

	Shares	Value (Note 2)
Research & Consulting Services (1.03%)
nearmap, Ltd.(a)	1,200,000	$1,267,830

Specialty Chemicals (0.17%)
Polygiene AB(a)	333,281	210,582

Wireless Telecommunication Services (4.06%)
Safaricom PLC	3,135,000	682,993
Sarana Menara Nusantara Tbk PT	90,000,000	4,302,851
Total Wireless Telecommunication Services		4,985,844

TOTAL COMMON STOCKS
(Cost $108,846,155)		101,975,851

LIMITED PARTNERSHIP INTEREST (0.14%)
Greenspring Global Partners II LP(a)(d)(e)(f)(g)	1	175,543

TOTAL LIMITED PARTNERSHIP INTEREST
(Cost $494,387)		175,543

RIGHTS (0.06%)
Personal Products (0.06%)
Herbalife Nutrition, Ltd.(a)(d)(e)(f)(g)(h)	19,023	$77,233

TOTAL RIGHTS
(Cost $–)		77,233

	7-Day Yield	Shares	Value
Short Term Investment (17.51%)
Money Market Fund (17.51%)
State Street Institutional US Government Money Market Fund	2.183%	21,478,183	21,478,183

TOTAL SHORT TERM INVESTMENT
(Cost $21,478,183)			21,478,183

TOTAL INVESTMENTS (100.82%)
(Cost $130,818,725)			$123,706,810

Liabilities in Excess of Other Assets (-0.82%)			(1,007,507)
NET ASSETS (100.00%)			$122,699,303

(a)	Non-income producing security.
(b)	Affiliated security. See Notes to Portfolios of Investments.

(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of December 31, 2018, the aggregate value of those securities was $1,549,705, representing 1.26% of net assets.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, these securities had a total aggregate market value of $585,123 representing 0.47% of net assets.
(e)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of December 31, 2018, these securities had an aggregate value of $252,776 or 0.20% of total net assets.
(f)	Security deemed to be restricted as of December 31, 2018. As of December 31, 2018, the market value of restricted securities in the aggregate was $252,776 representing 0.20% of the Fund's net assets. Additional information on restricted securities can be found in Notes to Quarterly Portfolio of Investments.

(g)	Illiquid security.
(h)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also Notes to Quarterly Portfolio of Investments for additional information.

At December 31, 2018, Seven Canyons World Innovators Fund's investments, excluding short-term investments, were in the following countries:

Country	% of Net Assets
Australia	4.3
Brazil	1.6
Canada	4.2
China	0.8
Egypt	0.3
France	4.1
Germany	2.5
Great Britain	25.0
Indonesia	5.9
Italy	3.2
Japan	12.8
Kenya	0.7
Malaysia	0.9
Netherlands	1.4
New Zealand	5.8
Norway	2.3
South Africa	0.6
South Korea	1.2
Sweden	0.8
Switzerland	0.3
Turkey	0.7
United States	20.6
100.0%

Notes to Quarterly Portfolio of Investments

December 31, 2018 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This quarterly report describes the Seven Canyons Strategic Income Fund (“Strategic Income Fund”) and the Seven Canyons World Innovators Fund (“World Innovators Fund”) (each, a “Fund” and collectively, the “Funds”). The Strategic Income Fund’s primary investment objective is to capture current income and the World Innovators Fund’s primary investment objective is long-term growth of capital. The Funds are each classified as diversified under the 1940 Act. The Strategic Income Fund currently offers Investor Class shares and the World Innovators Fund currently offers Investor Class and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and shares of registered investment companies that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded or at fair value (see description below). Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three- tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2018:

Seven Canyons Strategic Income Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)
Diversified REITs	442,260	–	775,456	1,217,716
Other	29,265,749	–	–	29,265,749
Rights	–	–	59,930	59,930
Short Term Investment	2,904,894	–	–	2,904,894
Total	$32,612,903	$–	$835,386	$33,448,289

Seven Canyons World Innovators Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	101,975,851	–	–	101,975,851
Limited Partnership Interest(b)	–	–	–	175,543
Rights	–	–	77,233	77,233
Short Term Investment	21,478,183	–	–	21,478,183
Total	$123,454,034	$–	$77,233	$123,706,810

(a)	For detailed descriptions of the underlying industries, see the accompanying Portfolios of Investments.

(b)	Certain investments measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Portfolios of Investments.

The Funds recognize transfers between levels as of the end of the period. For the period ended December 31, 2018, the Fund did not have any transfers between Level 1 and Level 2 securities. The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Seven Canyons Strategic Income Fund	Common Stocks	Rights	Total
Balance as of September 30, 2018	$775,456	$50,926	$826,382
Change in Unrealized Appreciation/(Depreciation)	-	9,004	9,004
Purchases	-	-	-
Transfer into Level 3	-	-	-
Transfer out of Level 3	-	-	-
Balance as of December 31, 2018	$775,456	$59,930	$835,386
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to
Level 3 investments held at December 31, 2018	$-	$9,004	$9,004

Seven Canyons World Innovators Fund	Rights	Total
Balance as of September 30, 2018	$65,629	$65,629
Change in Unrealized Appreciation/(Depreciation)	11,604	11,604
Purchases	-	-
Transfer into Level 3	-	-
Transfer out of Level 3	-	-
Balance as of December 31, 2018	$77,233	$77,233
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2018	$11,604	$11,604

Quantitative information about Level 3 measurements as of December 31, 2018:

Seven Canyons Strategic Income Fund

Asset Class	Market Value	Valuation Technique(s)	Unobservable Input(s)(a)	Value/Range
Common Stock	$775,456	Last Trade	Last Trade	100%
Rights	$59,930	Probability of take out	Probability of take out	8%
		Premium of take out	Premium of take out	20%

Seven Canyons World Innovators Fund

Asset Class	Market Value	Valuation Technique(s)	Unobservable Input(s)(a)	Value/Range
Rights	$77,233	Probability of take out	Probability of take out	8%
		Premium of take out	Premium of take out	20%

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows: A change to a multiple may affect the fair value of an investment. Generally, a decrease in this multiple will result in a decrease in the fair value of the investment.

Cash & Cash Equivalents: The Funds consider their investment in a Federal Deposit Insurance Corporation (the “FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

Concentration of Credit Risk: Each Fund places its cash with a banking institution, which is insured by the FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a Fund. Expenses that cannot be directly attributed to a Fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to a Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of each Fund are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis) for financial reporting purposes. Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned based on the effective yield method. Dividend income and realized gain distributions from underlying investments are recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to a Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible re-evaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Foreign Exchange Transactions: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Distributions to Shareholders: Distributions from net investment income for the Kansas Tax-Exempt Bond Fund are declared daily and paid monthly. Distributions from net investment income, if any, for the Global Tactical Allocation Fund are declared and paid quarterly. Distributions from net realized capital gains, if any, are distributed at least annually. Income dividend distributions are derived from interest, dividends and other income the Funds receive from their investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. A Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Restricted Securities: Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Advisor or pursuant to the Fund’s fair value policy, subject to oversight by the Board. The Funds have acquired certain securities, the sale of which is restricted under applicable provisions of the Securities Act of 1933 (the “Securities Act”). It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

Repurchase Agreements: The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS SERIES TRUST

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	February 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	February 27, 2019

By:	/s/ Kimberly R. Storms
Kimberly Storms
Treasurer (Principal Financial Officer)

Date:	February 27, 2019